================================================================================

                                                  File Nos. 333-29337, 811-08257

     As filed with the Securities and Exchange Commission on March 17, 1999

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]


                           Pre-Effective Amendment No.             [ ]
                         Post-Effective Amendment No. 5            [X]
                                       and
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940          [ ]


                                 Amendment No. 7                   [X]

                        (Check appropriate box or boxes)
       ..................................................................
                             GE INSTITUTIONAL FUNDS
                               3003 Summer Street
                           Stamford, Connecticut 06905
                                 (203) 326-4040
             (Registrant's Exact Name, Address and Telephone Number)
       ...................................................................
                            Matthew J. Simpson, Esq.
         Vice President, Associate General Counsel & Assistant Secretary
                      GE Investment Management Incorporated
                               3003 Summer Street
                           Stamford, Connecticut 06905
                     (Name and Address of Agent for Service)
       ...................................................................
                                    Copy to:
                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2404

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this
                                              Registration Statement.


It Is Proposed That this Filing Will Become Effective (check appropriate box)
[ ] Immediately upon Filing Pursuant to Paragraph (b) of Rule 485
[X] on March 31, 1999 Pursuant to Paragraph (b) of Rule 485
[ ] 60 Days after Filing Pursuant to Paragraph (a)(1) of Rule 485
[ ] on (Date) Pursuant to Paragraph (a)(1) of Rule 485
[ ] 75 Days after Filing Pursuant to Paragraph (a)(2) of Rule 485
[ ] on (Date) Pursuant to Paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

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         This post-effective amendment is being filed to create a "stand-alone"
prospectus for one of the Registrant's series, the International Equity Fund. Each of the Registrant's other series remain registered and are not affected by this post-effective amendment.


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Prospectus

                                                       -------------------------
                                                       GE Institutional Funds
                                                       International Equity Fund

March 31, 1999



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Like all mutual funds, the Fund's shares have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


GE [LOGO]
We bring good things to life.


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Contents



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GE Institutional Funds
International Equity Fund Prospectus



International Equity Fund .................................................    2
The Strategy ..............................................................    2
The Risks .................................................................    2
Fund Performance ..........................................................    3

Fund Expenses .............................................................    4

More on Strategies and Risks ..............................................    6
Definition of Terms .......................................................    6
More on Risks .............................................................    6
Other Risk Considerations .................................................    9
More on Investment Strategies .............................................   10

About the Investment Adviser ..............................................   11
Investment Adviser and Administrator ......................................   11
About the Fund's Portfolio Manager ........................................   11

How to Invest .............................................................   12

Dividends, Capital Gains and Other
  Tax Information .........................................................   13

Calculating Share Value ...................................................   14

Appendix: Financial Highlights ............................................   15



Additional information regarding the International Equity Fund is contained in the Statement of Additional Information for GE Institutional Funds dated March 31, 1999, which is incorporated by reference into (legally forms a part of) this Prospectus.


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2    GE Institutional Funds                                        International
     International Equity Fund Prospectus                          Equity Fund




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The Strategy


Investment
Objective:
Seeks long-term
growth of
capital.



The International Equity Fund invests primarily in equity securities of companies located in developed and developing countries other than the United States. Equity securities may include common stocks, preferred stocks, depositary receipts, convertible securities (convertible preferred stocks, convertible bonds, convertible debentures, convertible notes), and rights and warrants. Stock represents an ownership interest in a corporation.

The portfolio managers focus on companies that they expect will grow faster than relevant markets and whose security price does not fully reflect their potential growth. Under normal circumstances, the Fund's assets are invested in no fewer than three different countries. The portfolio managers consider the following factors in determining where an issuer is located: country of organization, primary securities trading market, location of assets, or country where the issuer derives at least half of its revenues and profits. Stock selection is key to the performance of the Fund.

The portfolio managers seek to identify securities of growth companies with characteristics such as:

o low prices relative to their long-term cash earnings potential

o potential for significant improvement in the company's business

o financial strength

o sufficient liquidity

The Fund also may invest to a lesser extent in debt securities. Under certain circumstances, the Fund may invest in securities of companies located in the United States. The portfolio managers may use various investment techniques to adjust the Fund's investment exposure, but there is no guarantee that these techniques will work.




The Risks

The principal risks of investing in this Fund are stock market risk, foreign exposure risk, style risk and emerging markets risk. To the extent that the portfolio managers invest in debt securities, the Fund is subject to interest rate risk and credit risk.

If you would like additional information regarding the investment strategies and risks associated with this Fund, including a description of the terms in bold type, please refer to "More on Strategies and Risks" later in this Prospectus.

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                                                                               3


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Fund Performance

The bar chart and table opposite illustrate the short-term variability in the Fund's performance and the Fund's returns relative to a common measure of performance. The bar chart illustrates how the Fund's performance varies from year to year over the periods shown.

During the period presented in the bar chart, the Fund's highest return for a quarter was 19.65% for the quarter ended December 31, 1998. The Fund's lowest return for a quarter was -17.74% for the quarter ended September 30, 1998.

The table opposite illustrates how the Fund's average annual returns for different calendar periods compare to the returns of the Morgan Stanley Capital International Europe Australasia Far East Index (MSCI EAFE Index). The table reflects the impact of the Fund's expenses and assumes that you sold your shares at the end of each period.



Calendar Year Total Returns
Investment Class Shares



[chart to come]



Average Annual Total Return
(as of December 31, 1998)

                                              Since
                                     1 Year   Inception*
                                     ------   ----------

International Equity Fund
  Investment Class                   17.32%     18.40%
MSCI EAFE Index                      20.00%     20.28%


Both the bar chart and table assume reinvestment of dividends and distributions. As with all mutual funds, past performance is not an indication of future performance.

* Inception date (commencement of operations): November 25, 1997

All mutual funds use a standard formula to calculate total return. Total return measures the price change in a share assuming the reinvestment of all dividend income and capital gain distributions.
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4    GE Institutional Funds                                        Fund Expenses
     International Equity Fund Prospectus



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Shareholder Transaction Expenses

The Fund imposes no sales charge (load) on purchases or reinvested dividends, contingent deferred sales charge, redemption fee or exchange fee.

This following table shows what it will cost you directly or indirectly to invest in the Investment Class shares of the Fund. Annual fund operating expenses come out of the Fund's assets and are reflected in the Fund's share price and dividends.




--------------------------------------------------------------------------------
Annual Fund
Operating
Expenses
(as a percentage
of average net
assets)


International Equity Fund

--------------------------------------------------------------------------------
Advisory and Administration Fees                          .75%*
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Distribution and Service (12b-1) fees                      None
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Other Expenses                                             None
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Total Operating Expenses                                  .75%
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* The advisory and administration fee shown is the maximum payable by the
  Fund; this fee declines incrementally as the Fund's assets increase as described under "About the Investment Adviser."



The nature of the services provided to, and the advisory and administration fee paid by, the Fund are described under "About the Investment Adviser." The Fund's advisory and administration fee is intended to be a "unitary" fee that includes any other operating expenses payable by the Fund, except for fees paid to the Fund's independent Trustees, brokerage fees, and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes). The amount shown as the advisory and administration fee for the Fund reflects the highest fee payable, and does not reflect that the fee decreases incrementally as Fund assets increase. "Other Expenses" include only Trustees' fees payable to the Fund's independent Trustees, brokerage fees, and expenses that are not normal operating expenses of the Fund. This amount is less than
 .01%; therefore "Other Expenses" are reflected as "None."

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The Impact
of Fund
Expenses


This example is intended to help you compare the cost of investing in Investment Class shares of the Fund with the cost of investing in other mutual funds. Although actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and that the Fund's operating expenses remain the same.


The example should not be considered to be a representation of past or future expenses of the Fund. Actual expenses may be greater or less than those shown.



--------------------------------------------------------------------------------
Example


                                                     You would pay the following
                                               expenses on a $10,000 investment,
                                                            assuming redemption:

                                   1 Year     3 Years      5 Years     10 Years
--------------------------------------------------------------------------------
International Equity Fund:

Investment Class                      $77        $240         $417        $930
--------------------------------------------------------------------------------

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6    GE Institutional Funds                                           More on
     International Equity Fund Prospectus                             Strategies
                                                                      and Risks



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Definition of Terms

Convertible securities may be debt or equity securities that pay interest or dividends or are sold at discount and that may be converted on specified terms into the stock of the issuer.

Debt securities are bonds and other securities that are used by issuers to borrow money from investors. Holders of debt securities have a higher priority claim to assets than do equity holders. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt securities, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

Depositary receipts represent interests in an account at a bank or trust company which holds equity securities. These interests may include American Depositary Receipts (held at U.S. banks and traded in the United States), European Depositary Receipts, Global Depositary Receipts or other similar instruments.

Preferred stocks pay dividends at a specified rate. Dividends are paid on preferred stocks before they are paid on common stocks. In addition, preferred stockholders have priority over common stockholders as to the proceeds from the liquidation of a company's assets.

Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance, before the stock is offered to the general public, allowing the stockholder to retain the same ownership percentage after the new stock offering.

Warrants are securities that are usually issued together with a bond or preferred stock, that permits the holder to buy a proportionate amount of common stock at a specified price that is usually higher than the stock price at the time of issue.



More on Risks

Like all mutual funds, investing in the International Equity Fund involves risk factors and special considerations. The Fund's risk is defined primarily by its principal investment strategies, which are described earlier in this Prospectus. Investments in the Fund are not insured against loss of principal. As with any mutual fund, there can be no assurance that the Fund will achieve its investment objective. Investing in shares of the Fund should not be considered a complete investment program. The share value of the International Equity Fund will rise and fall.

One of your most important investment considerations should be balancing risk and return. Different types of investments tend to respond differently to shifts in the economic and financial environment. So, diversifying your investments among different asset classes -- such as stocks, bonds and cash -- and within an asset class -- can help you manage risk and achieve the results you need to comfortably reach your financial goals.

For more information about the risks associated with the Fund, please see the Statement of Additional Information (SAI), which is incorporated by reference into this Prospectus.

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

                                                                               7


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Credit Risk: The price of a bond is affected by the issuer's or counterparty's credit quality. Changes in financial condition and general economic conditions can affect the ability to honor financial obligations and therefore lower credit quality. Lower quality bonds are generally more sensitive to these changes than higher quality bonds. Even within securities considered investment grade, differences exist in credit quality and some investment grade debt securities may have speculative characteristics. A security's price may be adversely affected by the market's opinion of the security's credit quality level even if the issuer or counterparty has suffered no degradation in ability to honor the obligation.

Derivative Security Risk: Derivative securities (securities whose values are based on other securities, currencies or indices) include options (on stocks, indices, currencies, futures contracts or bonds), forward currency exchange contracts, futures contracts, swaps and structured securities. Derivative securities may be used as a direct investment or as a hedge for the Fund's portfolio or a portion of its portfolio. Hedging involves using a security to offset investment risk. Hedging may include reducing the risk of a position held in the Fund's portfolio. Hedging and other investment techniques also may be used to increase the Fund's exposure to a particular investment strategy. If the portfolio manager's judgment of market conditions proves incorrect or the strategy does not correlate well with the Fund's investments, the use of derivatives could result in a loss regardless of whether the intent was to reduce risk or increase return and may increase the Fund's volatility. In addition, in the event that non-exchange traded derivatives are used, these derivatives could result in a loss if the counterparty to the transaction does not perform as promised.

Emerging Markets Risk: Emerging markets securities bear most foreign exposure risks discussed below. In addition, there are greater risks involved in investing in emerging markets than in developed foreign markets. Specifically, the economic structures in emerging markets countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment. Emerging markets countries may have less developed legal structures, and the small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries. As a result, the Fund when investing in emerging markets countries may be required to establish special custody or other arrangements before investing.

Foreign Exposure Risk: Investing in foreign securities, including depositary receipts, or securities of U.S. entities with significant foreign operations, involves additional risks which can affect the Fund's performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than U.S. markets. There may be difficulties enforcing contractual obligations, and it may take more time for transactions to clear and settle. Less information may be available about foreign entities. The costs of buying and selling foreign securities, including tax, brokerage and custody costs, generally are higher than those involving domestic transactions. The specific risks of investing in foreign securities include:

o Currency Risk: The values of foreign investments may be affected by changes in currency rates or exchange control regulations. If the local currency gains strength against the U.S. dollar, the value of the foreign security increases in U.S. dollar terms. Conversely, if the local currency weakens against the U.S. dollar, the value of the foreign security declines in U.S. dollar terms. U.S. dollar-denominated securities of foreign issuers, including depositary receipts, also are subject to currency risk based on their related investments.

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8    GE Institutional Funds
     International Equity Fund Prospectus
     More on
     Strategies and Risks


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o Political/Economic Risk: Changes in economic, tax or foreign investment policies, government stability, war or other political or economic actions may have an adverse effect on the Fund's foreign investments.

o Regulatory Risk: Foreign companies often are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements common to U.S. companies.

Interest Rate Risk: Bond prices rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond's price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction.

Stock Market Risk: The Fund's share price will move up and down in reaction to stock market movements. Stock prices change daily in response to company activity and general economic and market conditions. The Fund's investments in common stocks and other equity securities are subject to stock market risk, which is the risk that the value of equity securities may decline. Also, equity securities are subject to the risk that a particular issuer's securities may decline in value, even during periods when equity securities in general are rising. Additional stock market risks may be introduced when a particular equity security is traded on a foreign market. For more detail on the related risks involved in foreign markets, see Foreign Exposure Risk.

Style Risk: Securities with different characteristics tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund may underperform other funds that employ a different style. The Fund also may employ a combination of styles that impact its risk characteristics. Examples of different styles include growth and value investing. Growth investing involves buying stocks with above-average growth rates. Typically, growth stocks are the stocks of faster growing companies in more rapidly growing sectors of the economy. Generally, growth stock valuation levels will be higher than value stocks and the market averages. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers and/or their prospects for growth. Generally, value stock valuation levels are lower than growth stocks.

o Growth Investing Risk: Growth Stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth potential. Growth oriented funds, such as the Fund, will typically underperform when value investing is in favor.

o Value Investing Risk: Undervalued stock may not realized their perceived value for extended periods of time. Value stocks may respond differently to market and other developments than other types of stocks. Value oriented funds will typically underperform when growth investing is in favor.

Institutional Investor Risk: Investors in the Fund may be materially affected by the actions of other large institutional investors. For example, if a large institutional investor withdraws an investment in the Fund, the Fund could diminish in size by a substantial amount causing the remaining investors to experience higher pro rata operating expenses, resulting in lower returns for such investors. The purchase or withdrawal by a large investor may result in significant portfolio trading expenses that are borne by other shareholders.

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                                                                               9


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Other Risk Considerations

EURO Conversion: On January 1, 1999, eleven of the fifteen member countries of the European Economic and Monetary Union (Participating Countries) established fixed conversion rates between their existing sovereign currencies and the EURO, a new common currency in Europe. The introduction of the EURO may result in uncertainties for securities of European companies, European markets and the operation of the Fund. The redenomination of certain European debt and equity securities over a period of time may result in differences in various accounting, tax and/or legal treatments that would not otherwise occur. Market disruptions may occur that could adversely affect the value of European securities and currencies held by the Fund. Other risks relate to the ability of financial institution systems to process EURO transactions.

GE Investment Management has addressed EURO conversion issues in a broad range of areas, including internal business applications, trading systems and accounting systems. In addition, GE Investment Management has worked closely with the Fund's major service providers to address the issue. It is possible, however, that the markets for securities in which the Fund invests may be adversely affected by the conversion to the EURO. Furthermore, individual issuers may suffer increased costs and decreased earnings due to the long-term impact of EURO conversion.

Year 2000: Like other business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by GE Investment Management and its external service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." GE Investment Management is engaged in a multi-year effort to address the Year 2000 Problem in a broad range of areas, including internal business applications, process-enabling systems and facilities. In addition, efforts are underway to track the Fund's major service providers to see what they have completed, or have undertaken to address the Year 2000 Problem. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

Furthermore, it is possible that the markets for securities in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Corporate and governmental data processing errors may result in production problems for individual companies and overall economic uncertainties. Earnings of individual issuers may be affected by remediation costs. In addition, it has been reported that foreign institutions have made less progress in addressing the Year 2000 Problem than major U.S. entities, which could have a greater impact on the Fund's investments that are more sensitive to these risks.

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10   GE Institutional Funds
     International Equity Fund Prospectus
     More on
     Strategies and Risks


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More on Investment Strategies

The Fund is permitted to use other securities and investment strategies in pursuit of its investment objective, subject to limits established by the Fund's Board of Trustees. The Fund is under no obligation to use any of the techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Fund to other risks and considerations, which are discussed in the Fund's SAI.

Holding Cash and Temporary Defensive Positions: Under normal circumstances, the Fund may hold cash and/or money market instruments (i) pending investment, (ii) for cash management purposes, and (iii) to meet operating expenses. The Fund may from time to time take temporary defensive positions when the portfolio managers believe that adverse market, economic, political or other conditions exist. In these circumstances, the portfolio managers may (i) without limit hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund's assets are invested by investing those assets in securities markets deemed to be conservative in light of the Fund's investment objective and strategies. The Fund may invest in money market instruments directly or indirectly through investment in the GEI Short-Term Investment Fund (Investment Fund). The Investment Fund is advised by GE Investment Management, which charges no advisory fee to the Fund.

To the extent that the Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

Various investment techniques are utilized by the Fund to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative securities and transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements and purchasing indexed securities. These techniques are designed to adjust the risk and return characteristics of the Fund's portfolio of investments and are not used for leverage. To the extent that the Fund employs these techniques, the Fund would be subject to derivative securities risk.

Other Permitted Investments: The International Equity Fund is permitted to invest in the instruments listed below. Please note that percentage figures refer to the percentage of the Fund's assets that may be invested in accordance with the indicated policy.

o Repurchase Agreements

o Reverse Repurchase Agreements

o Non-Publicly Traded and Illiquid Securities

o Purchasing and Writing Securities Options

o Purchasing and Writing Securities Index Options

o Futures and Options on Futures

o Forward Currency Transactions

o Options on Foreign Currencies

o Maximum Investment in Debt Securities (35%)

o Maximum Investment in Below Investment-Grade Debt Securities (5%)

o Maximum Investment in Foreign Securities (100%)

o When-Issued and Delayed Delivery Securities

o Lending Portfolio Securities

o Rule 144A Securities

o Debt Obligations of Supranational Agencies

o Depositary Receipts

o Securities of Other Investment Funds

o Short Sales Against the Box


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GE Institutional Funds                          About the                     11
International Equity Fund Prospectus            Investment
                                                Adviser


--------------------------------------------------------------------------------
Investment Adviser and
Administrator


GE Investment Management Incorporated, located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904, is the investment adviser and administrator of the Fund. GE Investment Management is a wholly-owned subsidiary of General Electric Company (GE) and a registered investment adviser. GE Investment Management's principal officers, directors and portfolio managers hold similar positions with General Electric Investment Corporation (GEIC), a wholly-owned subsidiary of GE.

For many years, GE's tradition of ingenuity and customer focus has included financial services. In the late 1920s, through a desire to promote the financial well-being of its employees, GE began managing assets for its employee pension plan. By the mid-1930s, GE pioneered some of the nation's earliest mutual funds, the Elfun Funds -- to be followed years later by the GE Savings and Security Program Funds. The success of these Funds spurred growth; eventually GE expanded its mutual fund offerings to include a wide variety of investment products called the GE Family of Funds, created specifically for the general public. As of December 31, 1998, GE's investment advisers manage roughly $78 billion in individual and institutional assets, with over $15 billion in mutual funds alone.

GE Investment Management bases its investment philosophy on two enduring principles. First, GE Investment Management believes that a disciplined, consistent approach to investing can add value to an investment portfolio over the long term. Its commitment to in-depth research, sound judgment and hard work provides investors with an opportunity to take advantage of attractive investments around the world. Second, GE Investment Management follows the same principles of integrity and quality that have guided GE over the past century and have made it the world-class company that it is today.

The Fund pays GE Investment Management a combined fee for advisory and administrative services that is accrued daily and paid monthly. The advisory and administration fee for the Fund declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level, or "breakpoint." The advisory and administration fee or fees for the Fund, and the relevant breakpoints, are stated in the schedule below (fees are expressed as an annual rate) up to the maximum annual fee for investment management services.

--------------------------------------------------------------------------------
About the Fund's Portfolio
Manager


Ralph R. Layman is a Director and Executive Vice President of GE Investment Management. Mr. Layman leads a team of portfolio managers for the International Equity Fund. He has served in that capacity since the Fund's commencement. Mr. Layman joined GE Investment Management in 1991 as Executive Vice President for International Investments.



--------------------------------------------------------------------------------
Investment Management and Administration Fees Payable to GE Investment
Management:


                                    Average Daily Net
                                    Assets of Fund
Name of Fund                        Annual Rate                  Percentage
--------------------------------------------------------------------------------

International Equity Fund           First $25 million             0.75%
                                    Next $50 million              0.65%
                                    Over $75 million              0.55%
--------------------------------------------------------------------------------
From time to time, GEIM may waive or reimburse advisory or administrative fees paid by the Fund.

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12   GE Institutional Funds                                        How to Invest
     International Equity Fund Prospectus


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The Funds offer two classes of shares -- Service Class and Investment Class. The
GE Savings and Security Program ("S&SP") International Equity investment option invests in Investment Class of shares of the International Equity Fund of the GE Institutional Funds. The S&SP purchases and redeems Investment Class shares of the International Equity Fund for its International Equity investment option at net asset value without sales or redemption charges.


Plan participants should consult the Summary Plan Description and other materials describing S&SP for information about how to invest in the S&SP's International Equity investment option.


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GE Institutional Funds                  Dividends,                            13
International Equity Fund Prospectus    Capital Gains
                                        and Other Tax
                                        Information


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Dividend and Capital Gains Distributions

The Fund intends to distribute substantially all of its net investment income and substantially all of its net realized capital gains annually. All income dividends and capital gains distributions made by the Fund to the S&SP are reinvested in Investment Class shares of the Fund at the Fund's net asset value.


Taxes

For federal income tax purposes, the Fund is treated as a separate entity from other funds of GE Institutional Funds. The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code. By so qualifying, the Fund is not subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed to the S&SP and other shareholders.

Since the S&SP holds shares of the Fund on behalf of Plan participants, no discussion is included herein as to the federal income tax consequences to the Plan or Plan participants. For information concerning the federal tax consequences to Plan participants, consult the Summary Plan Description and other materials describing S&SP tax matters.

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14   GE Institutional Funds                                          Calculating
     International Equity Fund Prospectus                            Share Value


--------------------------------------------------------------------------------

Fund shares are sold at net asset value (NAV). The NAV of each share class is calculated at the close of regular trading on the New York Stock Exchange
(NYSE), normally 4:00 p.m. Eastern time, each day the NYSE is open for trading. The NAV per Investment Class share for the International Equity Fund is determined by adding the value of the Fund's investments, cash, and other assets attributable to that class, subtracting its liabilities, and then dividing the result by the number of that class' outstanding shares.

The Fund's portfolio securities are valued most often on the basis of market quotations. Foreign securities are valued on the basis of quotations from the primary market in which they are traded. Some debt securities are valued using dealers and pricing services. Short-term securities held by the Fund with remaining maturities of sixty days or less are valued on the basis of amortized cost. The Fund's written or purchased options are valued at the last sales price of the day. If no sales occurred, the options are valued at the last traded bid price. The Fund's NAV may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

If quotations are not readily available for any security, or if the value of a security has been materially affected by events occurring after the closing of a market, the security may be valued by using procedures approved by the Institutional Fund's Board of Trustees that they believe accurately reflects "fair value."

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

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GE Institutional Funds                  Financial                             15
International Equity Fund Prospectus    Highlights
Appendix



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The financial highlights table that follows is intended to help you understand the International Equity Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Investment Class share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available upon request.

--------------------------------------------------------------------------------
International Equity Fund

--------------------------------------------------------------------------------
                                                                9/30/98*

Inception date                                                  11/25/97
Net Asset Value, Beginning of Period                              $10.00
Income from Investment Operations:
   Net Investment Income (Loss)                                  0.14(b)
   Net Gains (Losses) on Investments (both realized and
      unrealized)                                              (0.07)(b)
Total Income (Loss) From Investment Operations                      0.07
Less Distributions:
   Dividends (from net investment income)                           0.01
Total Distributions                                                 0.01
Net Asset Value, End of Period                                    $10.06

Total Return (a)                                                   0.66%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)                     $114,414
   Ratio of Net Expenses to Average Net Assets**                   0.64%
   Ratio of Net Investment Income to Average Net                   1.72%
      Assets**
   Portfolio Turnover Rate                                           53%

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Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge. Periods less than one year are not annualized.

(b) As a result of the timing of purchases and sales of Fund shares, per share amounts do not accord with aggregate amounts appearing in the Statement of Changes in the Fund's Annual Report.

* Information is for the period from Inception date through September 30, 1998.

**  Annualized for periods less than one year.

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GE Institutional Funds                                             International
International Equity Fund Prospectus                               Equity Fund


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Investment Adviser

GE Investment Management Incorporated
3003 Summer Street
P.O. Box 7900
Stamford, CT 06904

--------------------------------------------------------------------------------
Transfer Agent
and Custodian

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101

--------------------------------------------------------------------------------
Distributor

GE Investment Distributors, Inc.
777 Long Ridge Road, Building B
Stamford, CT 06927


--------------------------------------------------------------------------------
If you wish to know more

You will find additional information about the International Equity Fund in the following documents:

Annual/Semi-Annual Reports to Shareholders: These reports detail the Fund's actual investments as of the report date. Reports usually include performance numbers, a discussion of market conditions and investment strategies that affected Fund performance during the Fund's last fiscal year.

Statement of Additional Information (SAI): The SAI contains additional information about the Funds and its investment strategies and policies and is incorporated by reference (legally considered part of the prospectus). The SAI is on file with the Securities and Exchange Commission (SEC).

You may visit the SEC's Internet Website (http://www.sec.gov) to view the SAI and other information. Also, you can obtain copies of this information by sending your request and duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-6009. You may review and copy information about the Fund, including the SAI, at the SEC's Public Reference Room in Washington, D.C. To find out more about the public reference room, call the SEC at 1-800-SEC-0330.

You may obtain a free copy of the SAI or the Fund's annual/semiannual report and make shareholder inquiries by contacting:

GE Investment Distributors, Inc.
777 Long Ridge Road, Building B
Stamford, CT 06927

Telephone 1-800-242-0134

Website http://www.ge.com/mutualfunds

Investment Company Act file number: 811-08257
--------------------------------------------------------------------------------
GE INT-PRO-1

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 31, 1999

GE INSTITUTIONAL FUNDS
----------------------

3003 Summer Street, Stamford, Connecticut 06905
For information, call (800) 242-0134

*    U.S. Equity Fund                   *    Europe Equity Fund
*    S&P 500 Index Fund                 *    Emerging Markets Fund
*    Premier Growth Equity Fund         *    Income Fund
*    Value Equity Fund                  *    Strategic Investment Fund
*    Mid-Cap Growth Fund                *    Money Market Fund
*    Mid-Cap Value Equity Fund          *    High Yield Fund
*    Small-Cap Value Equity Fund        *    Small-Cap Growth Equity Fund
*    International Equity Fund


         This Statement of Additional Information ("SAI") supplements the information contained in the current Prospectuses of GE Institutional Funds (the "Trust") dated March 31, 1999 and January 28, 1999, respectively (the "Prospectuses"), and should be read in conjunction with the relevant Prospectus. This SAI, although not a prospectus, is incorporated in its entirety by reference into the Prospectuses. Copies of the Prospectuses describing each series of the Trust listed above ("Funds") may be obtained without charge by calling the Trust at the telephone number listed above.


         The Trust's financial statements for the fiscal periods ended September 30, 1998, and the Auditor's Report thereon, are incorporated herein by reference to the Trust's Annual Report, which may be obtained without charge by calling the Trust at the telephone number listed above. Information regarding the status of shareholder accounts may be obtained by calling the Trust at the telephone number listed above or by writing to the Trust at P.O. Box 120065, Stamford, CT 06912-0065. Terms that are defined in the Prospectuses shall have the same meanings in this SAI.

                                Table of Contents
                                -----------------

                                                                      Page
                                                                      ----

INVESTMENT STRATEGIES AND RISKS..........................................1
INVESTMENT RESTRICTIONS.................................................35
MANAGEMENT OF THE TRUST.................................................40
COMPENSATION TABLE......................................................42
PURCHASE, REDEMPTION AND EXCHANGE OF SHARES.............................49
NET ASSET VALUE.........................................................53
DIVIDENDS, DISTRIBUTIONS AND TAXES......................................55
THE FUNDS' PERFORMANCE..................................................58
PRINCIPAL STOCKHOLDERS..................................................63
FUND HISTORY AND ADDITIONAL INFORMATION.................................67
FINANCIAL STATEMENTS....................................................70
APPENDIX - DESCRIPTION OF RATINGS......................................A-1

                         INVESTMENT STRATEGIES AND RISKS

         The Prospectuses discuss the investment objectives and principal investment strategies of the following diversified open-end funds ("Funds"): the U.S. Equity Fund, the S&P 500 Index Fund,1 the Premier Growth Equity Fund (the "Premier Growth Fund"), the Value Equity Fund, the Mid-Cap Growth Fund, the Mid-Cap Value Equity Fund (the "Mid-Cap Value Fund"), the Small-Cap Value Equity Fund (the "Small-Cap Value Fund"), the International Equity Fund (the "International Fund"), the Europe Equity Fund, the Emerging Markets Fund, the Income Fund, the Strategic Investment Fund (the "Strategic Fund"), and the Money Market Fund. The Small-Cap Growth Equity Fund (the "Small-Cap Growth Fund") and the High Yield Fund, each an additional series of the Trust, are not currently being offered by the Trust.

U.S. Equity Fund

         The investment objective of the U.S. Equity Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in equity securities of U.S. companies. In pursuing its objective, the Fund, under normal conditions, will invest at least 65% of its assets in equity securities.


----------------
1 The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in securities generally or in this Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the investors in the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices or composition of the S&P 500 Index Fund or the timing of the issuance or sale of the shares of that Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

  S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE FUND, INVESTORS IN THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

S&P 500 Index Fund

         The investment objective of the S&P 500 Index Fund is to provide growth of capital and accumulation of income that corresponds to the investment return of the Standard and Poor's 500 Composite Stock Index. The Fund seeks to achieve this objective by investing in common stocks comprising that Index.

Premier Growth Equity Fund

         The investment objective of the Premier Growth Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve this objective by investing primarily in growth-oriented equity securities which, under normal market conditions, will represent at least 65% of the Fund's assets.

Mid-Cap Growth Fund

         The investment objective of the Mid-Cap Growth Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in the equity securities of companies with medium-sized market capitalizations ("mid-cap") that have the potential for above-average growth. The Fund, under normal market conditions, will invest at least 65% of its total assets in a portfolio of equity securities of mid-cap companies traded on U.S. securities exchanges or in the U.S. over-the-counter market.

Mid-Cap Value Equity Fund

         The investment objective of the Mid-Cap Value Equity Fund is long-term growth of capital. In seeking its investment objective, the Fund will invest primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.

Small-Cap Value Equity Fund

         The investment objective of the Small-Cap Value Equity Fund is long-term growth of capital. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 65% of its assets in a portfolio of equity securities of small-capitalization companies traded on U.S. securities exchanges or in the U.S. over-the-counter market.

Value Equity Fund

         The investment objective of the Value Equity Fund is long-term growth of capital and future income. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with large sized market capitalizations that GE Investment Management Incorporated ("GEIM") considers to be undervalued by the market. Undervalued securities are those selling for low prices given the fundamental characteristics of their issuers. During normal market conditions, the Fund will invest at least 65% of its assets in common stocks, preferred stocks, convertible bonds, convertible debentures, convertible notes, convertible preferred stocks, and warrants or rights issued by U.S. and foreign companies.

Small-Cap Growth Equity Fund

         The investment objective of the Small-Cap Growth Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities of companies with small-sized market capitalizations that GEIM believes have the potential for above-average growth.

International Equity Fund

         The investment objective of the International Equity Fund is long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in foreign equity securities. The Fund may invest in securities of companies and governments located in developed and developing countries outside the United States. The Fund intends to position itself broadly among countries and, under normal circumstances, at least 65% of the Fund's total assets will be invested in securities of issuers collectively in no fewer than three different countries other than the United States. The International Fund, under normal conditions, invests at least 65% of its assets in common stocks, preferred stocks, convertible debentures, convertible notes, convertible preferred stocks and warrants or rights issued by companies believed by GEIM to have a potential for superior growth in sales and earnings.

Europe Equity Fund

         The investment objective of the Europe Equity Fund is long-term growth of capital. In seeking its investment objective, the Fund will invest, under normal conditions, at least 65% of its total assets in equity securities of companies located in developed European countries.

Emerging Markets Fund

         The investment objective of the Emerging Markets Fund is long-term growth of capital. In seeking its investment objective, the Fund will invest, under normal conditions, at least 65% of its total assets in equity securities of issuers that are located in emerging market countries.

Income Fund

         The investment objective of the Income Fund is to seek maximum income consistent with prudent investment management and the preservation of capital. Capital appreciation with respect to the Fund's portfolio securities may occur but is not an objective of the Fund.

High Yield Fund

         The investment objective of the High Yield Fund is to maximize total return, consistent with the preservation of capital and prudent investment management. In seeking to achieve its investment objective, the Fund will invest primarily in high yield securities (including bonds rated below investment grade, sometimes called "junk bonds").

Strategic Investment Fund

         The investment objective of the Strategic Investment Fund is to maximize total return, consisting of capital appreciation and current income. In seeking its objective, the Fund follows an asset allocation strategy that provides diversification across a range of asset classes and contemplates shifts among them from time to time.

         GEIM has broad latitude in selecting the classes of investments to which the Strategic Investment Fund's assets are committed. Although the Fund has the authority to invest solely in equity securities, solely in debt securities, solely in money market instruments or in any combination of these classes of investments, GEIM anticipates that at most times the Fund will be invested in a combination of equity and debt instruments.

Money Market Fund

         The investment objective of the Money Market Fund is to seek a high level of current income consistent with the preservation of capital and the maintenance of liquidity. In seeking its objective, the Fund invests in the following U.S. dollar denominated, short-term money market instruments: (i) Government Securities; (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers; (iii) commercial paper and notes, including those with floating or variable rates of interest; (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks; (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supra-national entities; (vi) debt securities issued by foreign issuers; and
(vii) repurchase agreements.

                                      * * *

         Supplemental information concerning certain of the securities and other instruments in which the Funds may invest, the investment policies and strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies are discussed below.

         Some or all of the Funds may invest in the types of instruments and engage in the types of strategies described in detail below. A Fund will not purchase all of the following types of securities or employ all of the following strategies unless doing so is consistent with its investment objective.

         Money Market Fund Investments. The Money Market Fund limits its portfolio investments to securities that the Trust's Board of Trustees determines present minimal credit risk and that are "Eligible Securities" at the time of acquisition by the Fund. "Eligible Securities" as used in this SAI means securities rated by the requisite nationally recognized statistical rating organizations ("NRSROs") in one of the two highest short-term rating categories, consisting of issuers that have received these ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two NRSROs that have issued ratings with respect to a security or class of debt obligations of an issuer or (ii) one NRSRO, if only one NRSRO has issued such a rating at the time that the Fund acquires the security. Currently, five organizations are NRSROs: S&P, Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Service, Inc., Duff and Phelps, Inc. and Thomson BankWatch Inc. A discussion of the ratings categories is contained in the appendix to this SAI. By limiting its investments to Eligible Securities, the Fund may not achieve as high a level of current income as a fund investing in lower-rated securities.

         The Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer, except for Government Securities and except to the extent permitted under rules adopted by the Securities and Exchange Commission ("SEC") under the 1940 Act. In addition, the Fund may not invest more than 5% of its total assets in Eligible Securities that have not received the highest short-term rating for debt obligations and comparable unrated securities (collectively, "Second Tier Securities"), and may not invest more than the greater of $1,000,000 or 1% of its total assets in the Second Tier Securities of any one issuer. The Fund may invest more than 5% (but not more than 25%) of the then-current value of the Fund's total assets in the securities of a single issuer for a period of up to three business days, so long as (i) the securities either are rated by the requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such ratings with respect to other short-term debt securities or are comparable unrated securities and (ii) the Fund does not make more than one such investment at any one time. Determinations of comparable quality for purchases of unrated securities are made by GEIM in accordance with procedures established by the Board of Trustees. The Fund invests only in instruments that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase (except securities subject to repurchase agreements), determined in accordance with a rule promulgated by the SEC. Up to 25% of the Fund's total assets may be invested in foreign securities, excluding, for purposes of this limitation, ADRs, and securities of a foreign issuer with a class of securities registered with the SEC and listed on a U.S. national securities exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. The assets of the Fund are valued on the basis of amortized cost, as described below under "Net Asset Value." The Fund also may hold liquid Rule 144A Securities (see "Non-Publicly Traded and Illiquid Securities").

         Money Market Instruments. The types of money market instruments in which each Fund, other than the Money Market Fund, may invest directly or indirectly through its investment in the GEI Short-Term Investment Fund (the "Investment Fund"), described below, are as follows: (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Government Securities"), (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements.

         Each Fund, other than the Money Market Fund, may also invest in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Funds (other than the Money Market Fund) and other accounts advised by GEIM or its affiliate, General Electric Investment Corporation ("GEIC"). The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund. Each Fund, other than the Money Market Fund, may invest up to 25% of its assets in the Investment Fund.

         Each of the Funds may invest in the following types of Government
Securities: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks Funding Corporation, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Certain of the Government Securities that may be held by the Funds are instruments that are supported by the full faith and credit of the United States, whereas other Government Securities that may be held by the Funds are supported by the right of the issuer to borrow from the U.S. Treasury or are supported solely by the credit of the instrumentality. Because the U.S. Government is not obligated by law to provide support to an instrumentality that it sponsors, a Fund will invest in obligations issued by an instrumentality of the U.S. Government only if the

Investment Manager(2) determines that the instrumentality's credit risk does not make its securities unsuitable for investment by the Fund.

         Each Fund, other than the Money Market Fund, may invest in money market instruments issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities. Money market instruments held by a Fund, other than the Money Market Fund, may be rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO, or if unrated, must be issued by an issuer having an outstanding unsecured debt issue then rated within the three highest categories. A description of the rating systems of Moody's and S&P is contained in the Appendix. At no time will the investments of a Fund, other than the Money Market Fund, in bank obligations, including time deposits, exceed 25% of the value of the Fund's assets.

         Temporary Defensive Positions. During periods when the Investment Manager believes there are unstable market, economic, political or currency conditions domestically or abroad, the Investment Manager may assume, on behalf of a Fund, a temporary defensive posture and (i) without limitation hold cash and/or invest in money market instruments, or (ii) restrict the securities markets in which the Fund's assets will be invested by investing those assets in securities markets deemed by the Investment Manager to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash and/or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund, other than the Money Market Fund, holds cash or invests in money market instruments, it may not achieve its investment objective. For temporary defensive purposes, the Premier Growth Equity Fund may invest in fixed income securities without limitation.

         Bank Obligations. Domestic commercial banks organized under Federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation ("FDIC"). Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and generally are not bound by mandatory reserve requirements, loan limitations, accounting, auditing and financial reporting standards comparable to U.S. banks. Obligations of foreign branches of U.S. banks and foreign banks are subject to the risks associated with investing in foreign securities generally. These obligations entail risks that are different from those of investments in obligations in domestic banks, including foreign economic and political developments outside the United States, foreign governmental restrictions that may


---------------
       (2) As used in this SAI, the term "Investment Manager" shall refer to GE Investment Management Incorporated ("GEIM"), the Funds' investment adviser and administrator, Palisade Capital Management, L.L.C., the sub-investment adviser to the Small-Cap Fund, State Street Global Advisors, the investment sub-adviser to the S&P 500 Index Fund, or NWQ Investment Management Company as applicable.

adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding or other taxes on income.

         A U.S. branch of a foreign bank may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (i) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (ii) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, less information may be available to the public about a U.S. branch of a foreign bank than about a U.S. bank.

         Debt Instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

         Ratings as Investment Criteria. The ratings of NRSROs such as S&P or Moody's represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by the Investment Manager as initial criteria for the selection of portfolio securities on behalf of the Funds, the Investment Manager also relies upon its own analysis to evaluate potential investments.

         Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Although neither event will require the sale of the securities by a Fund, other than the Money Market Fund, the Investment Manager will consider the event in its determination of whether the Fund should continue to hold the securities. In the event the rating of a security held by the Money Market Fund falls below the minimum acceptable rating or the issuer of the security defaults, the Money Market Fund will dispose of the security as soon as practicable, unless the Board determines that disposal of the security would not be in the best interests of the Money Market Fund. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

         Certain Investment Grade Debt Obligations. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

         Low-rated Debt Securities. Certain Funds are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

         The market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low- rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish the Trust's ability to obtain accurate market quotations for purposes of valuing the securities held by a Fund and calculating the Fund's net asset value.

         Repurchase and Reverse Repurchase Agreements. Each Fund may engage in repurchase agreement transactions with respect to instruments in which the Fund is authorized to invest. The Funds may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, which is deemed a loan for purposes of the Investment Company Act of 1940, as amended ("1940 Act"), a Fund would acquire an underlying obligation for a relatively short period (usually from one to seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the securities underlying a repurchase agreement of a Fund are monitored on an ongoing basis by the Investment Manager to ensure that the value is at least equal at all times to the total amount of the repurchase obligation, including interest. The Investment Manager also monitors, on an ongoing basis to evaluate potential risks, the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements.

         Each Fund may engage in reverse repurchase agreements, subject to their investment restrictions. A reverse repurchase agreement, which is considered a borrowing by a Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A Fund uses the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests and to make cash payments of dividends and distributions when the sale of the Fund's securities is considered to be disadvantageous. Cash, Government Securities or other liquid assets equal in value to a Fund's obligations with respect to reverse repurchase agreements are segregated and maintained with the Trust's custodian or designated sub-custodian.

         A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. The Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

         A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         Non-publicly Traded and Illiquid Securities. Each Fund, other than the Money Market Fund, may invest up to 10% of its assets in non-publicly traded securities. Non-publicly traded securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, Rule 144A Securities that have been determined to be liquid by the Board based upon the trading markets for the securities. In addition, each Fund, other than the Money Market Fund, may invest up to 15% of its assets in "illiquid securities"; the Money Market Fund may not, under any circumstance, invest in illiquid securities. Illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities that are held by a Fund may take the form of options traded over-the-counter, repurchase agreements maturing in more than seven days, certain mortgage related securities and securities subject to restrictions on resale that the Investment Manager has determined are not liquid under guidelines established by the Board.

         Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Investment Manager deems representative of their value, the value of the Fund's net assets could be adversely affected.

         Rule 144A Securities. Each of the Funds may purchase Rule 144A Securities. Certain Rule 144A Securities may be considered illiquid and therefore subject to a Fund's limitation on the purchase of illiquid securities, unless the Board determines on an ongoing basis that an adequate trading market exists for the Rule 144A Securities. A Fund's purchase of Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities held by the Fund. The Board has established standards and procedures for determining the liquidity of a Rule 144A Security and monitors the Investment Manager's implementation of the standards and procedures. The ability to sell to qualified institutional buyers under Rule 144A is a recent development and the Investment Manager cannot predict how this market will develop.

         When-Issued and Delayed-Delivery Securities. To secure prices or yields deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed- delivery basis, in which case, delivery of the securities occurs beyond the normal settlement period; no payment for or delivery of the securities is made by, and no income accrues to, the Fund, however, prior to the actual delivery or payment by the other party to the transaction. Each Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. Cash or other liquid assets in an amount equal to the amount of each Fund's when-issued or delayed-delivery purchase commitments will be segregated with the Trust's custodian, or with a designated subcustodian, in order to avoid or limit any leveraging effect that may arise in the purchase of a security pursuant to such a commitment.

         Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their delivery. Purchasing securities on a when-issued or delayed- delivery basis can involve the additional risk that the return available in the market when the delivery takes place may be higher than that applicable at the time of the purchase. This characteristic of when-issued and delayed-delivery securities could result in exaggerated movements in a Fund's net asset value.

         When a Fund engages in when-issued or delayed-delivery securities transactions, it relies on the selling party to consummate the trade. Failure of the seller to do so may result in the Funds incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         Warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. The investment by a Fund in warrants valued at the lower of cost or market, may not exceed 5% of the value of the Fund's net assets. Warrants acquired by a Fund in units or attached to securities may be deemed to be without value.

         Smaller Capitalization Companies. Investing in securities of small- and medium- capitalization companies may involve greater risks than investing in larger, more established issuers. Such smaller capitalization companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. In addition, these companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller capitalization companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller capitalization companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

         Investment in Foreign Securities. Investing in securities issued by foreign companies and governments, including securities issued in the form of depositary receipts, involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

         Certain Funds may invest in securities of foreign issuers in the form of ADRs and European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"). ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR. Each of these Funds may invest in ADRs through both sponsored and unsponsored arrangements. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities.

         The recent introduction of a single European currency, the EURO, on January 1, 1999 for participating European countries in the Economic and Monetary Union ("Participating Countries") presents unique risks and uncertainties for investors in those countries, including (i) whether the payment and operational systems of banks and other financial institutions will be ready by the scheduled launch date; (ii) the creation of suitable clearing and settlement payment schemes for the EURO; (iii) the legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the EURO; (iv) the fluctuation of the EURO relative to non-EURO currencies during the transition period from January 1, 1999 to December 31, 2000 and beyond; and (v) whether the interest rate, tax and labor regimes of the Participating Countries will converge over time. Further, the conversion of the currencies of other Economic and Monetary Union countries, such as the United Kingdom, and the admission of other countries, including Central and Eastern European countries, to the Economic and Monetary Union could adversely affect the EURO. These or other factors may cause market disruptions before or after the introduction of the EURO and could adversely affect the value of European securities and currencies held by the Funds.

         Currency Exchange Rates. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

         Investing in Developing Countries. Investing in securities issued by companies located in developing countries involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of developing countries that may affect investment in their markets include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed legal structures governing private and foreign investments and private property. The typically small size of the markets for securities issued by companies located in developing countries and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

         Lending Portfolio Securities. Each Fund is authorized to lend its portfolio securities to well-known and recognized U.S. and foreign brokers, dealers and banks. These loans, if and when made, may not exceed 30% of a Fund's assets taken at value. The Fund's loans of securities will be collateralized by cash, letters of credit or Government Securities. Cash or instruments collateralizing a Fund's loans of securities are segregated and maintained at all times with the Trust's custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities. In lending securities, a Fund will be subject to risks, which, like those associated with other extensions of credit, include possible loss of rights in the collateral should the borrower fail financially.

         If a Fund loans its portfolio securities, it will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees (the "Board") must terminate the loan and regain the right to vote the securities. From time to time, a Fund may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and is acting as a "finder."

         Securities of Other Investment Companies. Certain Funds may invest in investment funds that invest principally in securities in which the Fund is authorized to invest. Currently, under the 1940 Act, a Fund may hold securities of another investment company in amounts which (a) do not exceed 3% of the total outstanding voting stock of such company, (b) do not exceed 5% of the value of the Fund's total assets and (c) when added to all other investment company securities held by the Fund, do not exceed 10% of the value of the Fund's total assets. Investments by a Fund (other than the Money Market Fund) in the Investment Fund are not considered an investment in another investment company for purposes of this restriction. To the extent a Fund invests in other investment companies, the Fund's shareholders will incur certain duplicative fees and expenses, including investment advisory fees.

         Purchasing Put and Call Options on Securities. Each Fund, other than the Money Market Fund, may purchase put and call options that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Fund may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund will seek to limit its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. A Fund may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by a Fund in order to acquire the underlying securities for a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Fund may also purchase call options to increase its return at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold by a Fund in closing sale transactions, which are sales by the Fund, prior to the exercise of options that it has purchased, of options of the same series. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. The aggregate value of the securities underlying the calls or obligations underlying the puts, determined as of the date the options are sold, shall not exceed 25% of the net assets of a Fund. In addition, the premiums paid by a Fund in purchasing options on securities, options on securities indices, options on foreign currencies and options on futures contracts will not exceed 20% of the Fund's net assets.

         Covered Option Writing. Each Fund, other than the Money Market Fund, may write covered put and call options on securities. A Fund will realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period.

         The Funds with option-writing authority will write only options that are covered. A call option written by a Fund will be deemed covered (i) if the Fund owns the securities underlying the call or has an absolute and immediate right to acquire those securities without additional cash consideration upon conversion or exchange of other securities held in its portfolio, (ii) if the Fund holds a call at the same exercise price for the same exercise period and on the same securities as the call written, (iii) in the case of a call option on a stock index, if the Fund owns a portfolio of securities substantially replicating the movement of the index underlying the call option, or (iv) if at the time the call is written, an amount of cash, Government Securities or other liquid assets equal to the fluctuating market value of the optioned securities, is segregated with the Trust's custodian or with a designated sub-custodian. A put option will be deemed covered (i) if, at the time the put is written, an amount of cash, Government Securities or other liquid assets having a value at least equal to the exercise price of the underlying securities is segregated with the Trust's custodian or with a designated sub-custodian, or (ii) if the Fund continues to own an equivalent number of puts of the same "series" (that is, puts on the same underlying securities having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying securities) with exercise prices greater than those that it has written (or if the exercise prices of the puts it holds are less than the exercise prices of those it has written, the difference is segregated with the Trust's custodian or with a designated sub-custodian).

         The principal reason for writing covered call options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

         Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively.

         So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

         A Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that the Fund has written, an option of the same series as that on which the Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. An option position may be closed out only if a secondary market exists for an option of the same series on a recognized securities exchange or in the over-the-counter market. In light of the need for a secondary market in which to close an option position, the Funds are expected to purchase only call or put options issued by the Clearing Corporation. The Investment Manager expects that the Funds will write options, other than those on Government Securities, only on national securities exchanges. Options on Government Securities may be written by the Funds in the over-the-counter market.

         A Fund may realize a profit or loss upon entering into closing transactions. When a Fund has written an option, for example, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option; the Fund will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. When a Fund has purchased an option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

         Option writing for a Fund may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio's position being offset by a loss on the hedge position.

         A Fund will engage in hedging transactions only when deemed advisable by the Investment Manager. Successful use by a Fund of options will depend on the Investment Manager's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

         Securities Index Options. In seeking to hedge all or a portion of its investments, each Fund, other than the Money Market Fund, may purchase and write put and call options on securities indices listed on U.S. or foreign securities exchanges or traded in the over-the-counter market, which indices include securities held in the Fund's portfolio. The Funds with such option writing authority may write only covered options. A Fund may also use securities index options as a means of participating in a securities market without making direct purchases of securities.

         A securities index measures the movement of a certain group of securities by assigning relative values to the securities included in the index. Options on securities indexes are generally similar to options on specific securities. Unlike options on securities, however, options on securities indices do not involve the delivery of an underlying security; the option in the case of an option on a securities index represents the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a call) or is less than (in the case of a put) the closing value of the underlying securities index on the exercise date. A Fund may purchase and write put and call options on securities indexes or securities index futures contracts that are traded on a U.S. exchange or board of trade or a foreign exchange, to the extent permitted under rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), as a hedge against changes in market conditions and interest rates, and for duration management, and may enter into closing transactions with respect to those options to terminate existing positions. A securities index fluctuates with changes in the market values of the securities included in the index. Securities index options may be based on a broad or narrow market index or on an industry or market segment.

         The delivery requirements of options on securities indices differ from options on securities. Unlike a securities option, which contemplates the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or it may allow the option to expire unexercised.

         The effectiveness of purchasing or writing securities index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the securities index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Fund realizes a gain or loss from the purchase or writing of options on an index depends upon movements in the level of prices in the market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular security. As a result, successful use by a Fund of options on securities indices is subject to the Investment Manager's ability to predict correctly movements in the direction of the market generally or of a particular industry. This ability contemplates different skills and techniques from those used in predicting changes in the price of individual securities.

         Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of a Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although a Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when the Investment Manager desires that a Fund engage in such a transaction.

         Over-the-Counter ("OTC") Options. Certain Funds may purchase OTC or dealer options or sell covered OTC options. Unlike exchange-listed options where an intermediary or clearing corporation, such as the Clearing Corporation, assures that all transactions in such options are properly executed, the responsibility for performing all transactions with respect to OTC options rests solely with the writer and the holder of those options. A listed call option writer, for example, is obligated to deliver the underlying stock to the clearing organization if the option is exercised, and the clearing organization is then obligated to pay the writer the exercise price of the option. If a Fund were to purchase a dealer option, however, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. If the dealer fails to honor the exercise of the option by the Fund, the Fund would lose the premium it paid for the option and the expected benefit of the transaction.

         Listed options generally have a continuous liquid market while dealer options have none. Consequently, a Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when a Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. Although the Funds will seek to enter into dealer options only with dealers who will agree to and that are expected to be capable of entering into closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. The inability to enter into a closing transaction may result in material losses to a Fund. Until a Fund, as a covered OTC call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used to cover the written option until the option expires or is exercised. This requirement may impair a Fund's ability to sell portfolio securities or, with respect to currency options, currencies at a time when such sale might be advantageous. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option.

         Futures and Related Options. Each Fund, other than the Small-Cap Value Fund and the Money Market Fund, may enter into interest rate, financial and stock or bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade approved by the Commodity Futures Trading Commission or in the over-the-counter market. If entered into, these transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to gain market exposure for accumulating and residual cash positions, for duration management, or when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund involved. No Fund will enter into a transaction involving futures and options on futures for speculative purposes.

         An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Financial futures contracts are contracts that obligate the holder to deliver (in the case of a futures contract that is sold) or receive (in the case of a futures contract that is purchased) at a future date a specified quantity of a financial instrument, specified securities, or the cash value of a securities index. A municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds and a corporate bond index futures contract is based on an index of corporate bonds. Stock index futures contracts are based on indices that reflect the market value of common stock of the companies included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on an interest rate or index futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

         A Fund may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options exceed 5% of the fair market value of the Fund's total assets, after taking into account unrealized losses or profits on futures contracts or options on futures contracts into which it has entered. The current view of the staff of the SEC is that a Fund's long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid assets and segregated with the Trust's custodian or a designated sub-custodian or "covered" in a manner similar to that for covered options on securities.

         No consideration is paid or received by a Fund upon trading a futures contract. Upon entering into a futures contract, cash, short-term Government Securities or other U.S. dollar-denominated, high-grade, short-term money market instruments equal to approximately 1% to 10% of the contract amount will be segregated with the Trust's custodian or a designated sub-custodian. This amount, which is subject to change by the exchange on which the contract is traded, is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, so long as all contractual obligations have been satisfied; the broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close a position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

         Although the Trust intends that the Funds enter into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made on that day at a price beyond that limit. Futures contract prices may move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such a case, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

         If a Fund has hedged against the possibility of an increase in interest rates and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it may have to sell securities to meet daily variation margins requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates.

         An option on a futures contract, unlike a direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the price of the option to the purchaser is fixed at the point of sale, no daily cash payments are made to reflect changes in the value of the underlying contract. The value of the option, however, does change daily and that change would be reflected in the net asset value of the Fund holding the options.

         The use of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

         Forward Currency Transactions. Each Fund, other than the Small-Cap Value Fund, and the Money Market Fund, may hold currencies to meet settlement requirements for foreign securities and each Fund, other than the Premier Fund, the Small-Cap Value Fund, the Mid-Cap Value Fund, and the Money Market Fund, may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which the Fund's securities are or may be denominated. No Fund will enter into forward currency transactions for speculative purposes.

         Forward currency contracts are agreements to exchange one currency for another at a future date. The date (which may be any agreed-upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated and fixed for the term of the contract at the time that a Fund enters into the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. A Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions. To assure that a Fund's forward currency contracts are not used to achieve investment leverage, cash or other liquid assets will be segregated with the Trust's custodian or a designated sub-custodian in an amount at all times equal to or exceeding the Fund's commitment with respect to the contracts.

         Upon maturity of a forward currency contract, a Fund may (i) pay for and receive the underlying currency, (ii) negotiate with the dealer to roll over the contract into a new forward currency contract with a new future settlement date or (iii) negotiate with the dealer to terminate the forward contract into an offset with the currency trader providing for the Fund's paying or receiving the difference between the exchange rate fixed in the contract and the then current exchange rate. The Trust may also be able to negotiate such an offset on behalf of a Fund prior to maturity of the original forward contract. No assurance can be given that new forward contracts or offsets will always be available to a Fund.

         In hedging a specific portfolio position, a Fund may enter into a forward contract with respect to either the currency in which the position is denominated or another currency deemed appropriate by the Investment Manager. A Fund's exposure with respect to forward currency contracts is limited to the amount of the Fund's aggregate investments in instruments denominated in foreign currencies.

         The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Fund may not be able to sell currency at a price above the anticipated devaluation level. A Fund will not enter into a currency transaction if, as a result, it will fail to qualify as a regulated investment company under the Code for a given year.

         In entering into forward currency contracts, a Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon the Investment Manager's special skills and experience with respect to those instruments and will usually depend upon the Investment Manager's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

         The ability to dispose of a Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and the Investment Manager cannot predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that a Fund will be able to utilize these contracts effectively for the intended purposes.

         Options on Foreign Currencies. Each Fund, other than the Premier Fund, the Small-Cap Value Fund, the Mid-Cap Value Fund and the Money Market Fund, may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency denominated securities and against increases in the U.S. dollar cost of securities to be acquired by the Fund. The Funds with such option writing authority may write only covered options. No Fund will enter into a transaction involving options on foreign currencies for speculative purposes. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. or foreign exchanges or in the over-the-counter market. The Trust will limit the premiums paid on a Fund's options on foreign currencies to 5% of the value of the Fund's total assets.

         Certain transactions involving options on foreign currencies are undertaken on contract markets that are not regulated by the CFTC. Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on those exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to those transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Clearing Corporation, thereby reducing the risk of counter party default. In addition, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options are subject to the risks of the availability of a liquid secondary market as described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of exchange-traded foreign currency options must be made exclusively through the Clearing Corporation, which has established banking relationships in applicable foreign countries for this purpose. As a result, the Clearing Corporation may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the Clearing Corporation or its clearing members, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; a Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to a Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

         Options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. These transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of these positions could also be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability of data on which to make trading decisions than in the United States, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

         Structured and Indexed Securities. Certain Funds may also invest in structured and indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators ("reference instruments"). The interest rate or the principal amount payable at maturity or redemption may be increased or decreased depending on changes in the value of the reference instrument. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the reference instrument may produce an increase or a decrease in interest rate or value at maturity of the security. In addition, the change in the interest rate or value at maturity of the security may be some multiple of the change in value of the reference instrument. Thus, in addition to the credit risk of the security's issuer, the Funds will bear the market risk of the reference instrument.

         Mortgage Related Securities. Certain Funds may invest in mortgage related securities which represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

         The average maturity of pass-through pools of mortgage related securities in which certain of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately.

         Mortgage related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage related securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage related securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

         Private, governmental or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. The Investment Manager assesses new types of mortgage related securities as they are developed and offered to determine their appropriateness for investment by the relevant Fund.

         Several risks are associated with mortgage related securities generally. The monthly cash inflow from the underlying loans, for example, may not be sufficient to meet the monthly payment requirements of the mortgage related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage related security. Early returns of principal will affect the average life of the mortgage related securities remaining in these Funds. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of these Funds. Because prepayments of principal generally occur when interest rates are declining, the Fund will likely have to reinvest the proceeds of prepayments at lower interest rates than those at which its assets were previously invested, resulting in a corresponding decline in the Fund's yield. Thus, mortgage related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed income securities of comparable maturity, although those other fixed income securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that these Funds purchase mortgage related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

         Adjustable rate mortgage related securities ("ARMs") have interest rates that reset at periodic intervals, thereby allowing certain Funds to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and lower price fluctuation than would be the case with more traditional long-term debt securities. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, these Funds generally will be able to reinvest these amounts in securities with a higher current rate of return. None of these Funds, however, will benefit from increases in interest rates to the extent that interest rates rise to the point at which they cause the current yield of ARMs to exceed the maximum allowable annual or lifetime reset limits (or "caps") for a particular mortgage. In addition, fluctuations in interest rates above these caps could cause ARMs to behave more like long-term fixed rate securities in response to extreme movements in interest rates. As a result, during periods of volatile interest rates, these Funds' net asset values may fluctuate more than if they did not purchase ARMs. Moreover, during periods of rising interest rates, changes in the coupon of the adjustable rate mortgages will slightly lag changes in market rates, creating the potential for some principal loss for shareholders who redeem their shares of these Funds before the interest rates on the underlying mortgages are adjusted to reflect current market rates.

         Collateralized mortgage related securities ("CMOs") are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which these Funds invest, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

         Mortgage related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Investment Manager, each of these Funds limits its investments in these securities, together with other illiquid instruments, to not more than 15% of the value of its net assets.

         Supranational Agencies. Each Fund may invest up to 10% of its assets in debt obligations of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Debt obligations of supranational agencies are not considered Government Securities and are not supported, directly or indirectly, by the U.S. Government.


         Municipal Obligations. The term "Municipal Obligations" as used in the Prospectuses and this SAI means debt obligations issued by, or on behalf of, states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multistate agencies or authorities, the interest from which debt obligations is, in the opinion of bond counsel to the issuer, excluded from gross income for Federal income tax purposes. Municipal Obligations generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be Municipal Obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest on them from Federal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Investment Manager will review the proceedings relating to the issuance of Municipal Obligations or the basis for opinions of counsel. The Strategic Fund may invest without limit in debt obligations that are repayable out of revenues generated from economically related projects or facilities or debt obligations whose issuers are located in the same state. Sizable investments in these obligations could involve an increased risk to the Funds should any of the related projects or facilities experience financial difficulties.

         Municipal Obligations may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life-style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to health care delivery and competition from alternative health care or conventional housing facilities.

         Even though Municipal Obligations are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Municipal Obligations with longer remaining maturities typically fluctuate more than those of similarly rated Municipal Obligations with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.


         Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, Municipal Obligations, as well as the tax-exempt nature of interest paid on those obligations. Neither the Trust nor the Investment Manager can predict with certainty the effect of recent tax law changes upon the Municipal Obligation market, including the availability of instruments for investment by a Fund. In addition, neither the Trust nor the Investment Manager can predict whether additional legislation adversely affecting the Municipal Obligation market will be enacted in the future. The Trust monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of Municipal Obligations for investment by the Tax-Exempt Fund so as to affect the Fund's shareholders adversely, the Trust will reevaluate the Fund's investment objective and policies and might submit possible changes in the Fund's structure to the Fund's shareholders for their consideration. If legislation were enacted that would treat a type of Municipal Obligation as taxable for Federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Fund within the applicable limits set forth in the Prospectuses.

         Municipal leases are Municipal Obligations that may take the form of a lease or an installment purchase contract issued by state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from Federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with Municipal Obligations. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other Municipal Obligations. Some municipal lease obligations may be, and could become, illiquid. Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult.

         Municipal lease obligations may be deemed to be illiquid as determined by or in accordance with methods adopted by the Board. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (i) the frequency of trades and quotes; (ii) the number of dealers willing to purchase or sell the security; (iii) the willingness of dealers to undertake to make a market; (iv) the nature of the marketplace trades; and (v) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

         Municipal leases held by a Fund will be considered illiquid securities unless the Board determines on an ongoing basis that the leases are readily marketable. An unrated municipal lease with a non-appropriation risk that is backed by an irrevocable bank letter of credit or an insurance policy issued by a bank or insurer deemed by the Investment Manager to be of high quality and minimal credit risk, will not be deemed to be illiquid solely because the underlying municipal lease is unrated, if the Investment Manager determines that the lease is readily marketable because it is backed by the letter of credit or insurance policy.

         Municipal leases that a Fund may acquire will be both rated and unrated. Rated leases that may be held by a Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. A Fund may acquire unrated issues that the Investment Manager deems to be comparable in quality to rated issues in which a Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board.

         To limit the risks associated with municipal leases, a Fund will invest no more than 5% of its total assets in those leases. In addition, a Fund will purchase lease obligations that contain non-appropriation clauses when the lease payments will commence amortization of principal at an early date resulting in an average life of five years or less for the lease obligation.

         The Strategic Fund intends to invest in Municipal Obligations of a broad range of issuers, consistent with prudent regional diversification. Investors in certain states may be subject to state taxation on all or a portion of the income and capital gains produced by such securities.

         Floating and Variable Rate Instruments. Certain Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank's prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed rate securities to interest rate changes and to have higher yields when interest rates increase. However, during periods of rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed rate securities in response to extreme movements in interest rates.

         Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

         Certain Funds may purchase floating and variable rate demand bonds and notes, which are Municipal Obligations ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These obligations have interest rates that fluctuate from time to time and frequently are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other credit support arrangements will not adversely affect the tax-exempt status of variable rate demand notes.

Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, a Fund's right to demand payment will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by a Fund will meet the quality criteria established by the Investment Manager for the purchase of Municipal Obligations. The Investment Manager considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the relevant Fund's portfolio.

         Participation Interests. Certain Funds may purchase from financial institutions participation interests in certain Municipal Obligations. A participation interest gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by a Fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank that the Board has determined meets certain quality standards, or the payment obligation otherwise will be collateralized by Government Securities. A Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. The Trust intends that a Fund exercise its right to demand payment only upon a default under the terms of the Municipal Obligation, or to maintain or improve the quality of its investment portfolio. A Fund will invest no more than 5% of the value of its total assets in participation interests.

         Zero Coupon Obligations. Certain Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although each of these Funds will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent these Funds are required to liquidate thinly traded securities, the Funds may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by these Funds to pay distributions, each of those Funds will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

         The High Yield Fund and the Strategic Fund may each invest up to 10% of its assets in zero coupon Municipal Obligations. Zero coupon Municipal Obligations are generally divided into two categories: "Pure Zero Obligations," which are those that pay no interest for their entire life and "Zero/Fixed Obligations," which pay no interest for some initial period and thereafter pay interest currently. In the case of a Pure Zero Obligation, the failure to pay interest currently may result from the obligation's having no stated interest rate, in which case the obligation pays only principal at maturity and is sold at a discount from its stated principal. A Pure Zero Obligation may, in the alternative, provide for a stated interest rate, but provide that no interest is payable until maturity, in which case accrued, unpaid interest on the obligation may be capitalized as incremental principal. The value to the investor of a zero coupon Municipal Obligation consists of the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the Municipal Obligation's life or payment deferral period.

         Municipal Obligation Components. Certain Funds may invest in Municipal Obligations, the interest rate on which has been divided by the issuer into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the "Auction Component") pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the "Residual Component") pays a residual interest rate based on the difference between the total interest paid by the issuer on the Municipal Obligation and the auction rate paid on the Auction Component. A Fund may purchase both Auction and Residual Components. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component's rate increases and decrease as the Auction Component's rate increases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

         Custodial Receipts. Certain Funds may acquire custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon Municipal Obligations described above. Although under the terms of a custodial receipt a Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

         Government Stripped Mortgage Related Securities. Certain Funds may invest in government stripped mortgage related securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage related certificates issued by GNMA, FNMA or FHLMC. The certificates underlying the government stripped mortgage related securities represent all or part of the beneficial interest in pools of mortgage loans. These Funds will invest in government stripped mortgage related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the Investment Manager believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of government stripped mortgage related securities may offset all or a portion of any decline in value of the securities held by these Funds.

         Investing in government stripped mortgage related securities involves risks normally associated with investing in mortgage related securities issued by government or government related entities. In addition, the yields on government stripped mortgage related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage related securities and increasing the yield to maturity on principal-only government stripped mortgage related securities. Sufficiently high prepayment rates could result in these Funds' not fully recovering their initial investment in an interest-only government stripped mortgage related security. Under current market conditions, these Funds expect that investments in government stripped mortgage related securities will consist primarily of interest-only securities. The sensitivity of an interest-only security that represents the interest portion of a particular class, as opposed to the interest portion of an entire pool, to interest rate fluctuations, may be increased because of the characteristics of the principal portion to which they relate. Government stripped mortgage related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. No assurance can be given that these Funds will be able to effect a trade of a government stripped mortgage related security at a desired time. These Funds will acquire government stripped mortgage related securities only if a secondary market for the securities exists at the time of acquisition. Except for government stripped mortgage related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board, the Trust treats government stripped mortgage related securities as illiquid and will limit each of these Funds' investments in these securities, together with other illiquid investments, to not more than 15% of its net assets.

         Asset-Backed and Receivable-Backed Securities. Certain Funds may invest in asset- backed and receivable-backed securities. To date, several types of asset-backed and receivable- backed securities have been offered to investors including "Certificates for Automobile Receivables" ("CARsSM") and interests in pools of credit card receivables. CARsSM represent undivided fractional interests in a trust, the assets of which consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARsSM are passed through monthly to certificate holders and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust.

         An investor's return on CARs (SM) may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, these Funds may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the availability of deficiency judgments following these sales, because of depreciation, damage or loss of a vehicle, because of the application of Federal and state bankruptcy and insolvency laws or other factors. As a result, certificate holders may experience delays in payment if the letter of credit is exhausted. Consistent with each of these Funds' investment objective and policies and subject to the review and approval of the Board, these Funds may also invest in other types of asset-backed and receivable-backed securities.

         Mortgage Dollar Rolls. Certain Funds may, with respect to up to 25% of their total assets, enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon the Investment Manager's ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed.

         For financial reporting and tax purposes, each of these Funds proposes to treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

         Short Sales Against the Box. Certain Funds may sell securities "short against the box." Whereas a short sale is the sale of a security a Fund does not own, a short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

         WEBs and Other Index-related Securities. Each of the Emerging Markets Fund, International Fund and Strategic Fund may invest in shares in a particular series issued by Foreign Fund, Inc., an investment company whose shares also are known as "World Equity Benchmark Shares" or "WEBS." WEBS have been listed for trading on the American Stock Exchange, Inc. The Funds also may invest in shares in a particular series issued by CountryBaskets Index Fund, Inc., or another fund the shares of which are the substantial equivalent of WEBS. Each of the U.S. Equity Fund, Premier Growth Fund, Value Fund and Strategic Fund may invest in Standard & Poor's Depositary Receipts, or "SPDRs." SPDRs are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A Fund investing in a SPDR would be entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

                             INVESTMENT RESTRICTIONS

         Each Fund is subject to fundamental and non-fundamental investment policies and limitations. Under the 1940 Act, fundamental investment policies and limitations may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

         The following policies and limitations supplement those described in the Prospectuses and this SAI. Investment restrictions numbered 1 through 12 below have been adopted by the Trust as fundamental policies of all of the Funds. Under the 1940 Act, a fundamental policy may not be changed with respect to a Fund without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Investment restrictions 13 and 14 may be changed by a vote of the Board of Trustees at any time.


1. No Fund may borrow money, except that a Fund may enter into reverse repurchase agreements and may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a Fund's total assets are outstanding, the Fund will not make any additional investments.

2.      No Fund may lend its assets or money to other persons, except through
(a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the Fund's total assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes.

3. No Fund may purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the Fund's total assets would be invested in the securities of the issuer, except that (a) up to 25% of the value of the total assets of each non-money market Fund may be invested without regard to this limitation, and (b) the Money Market Fund may hold more than 5% of its total assets in the securities of an issuer to the extent permitted by Rule 2a-7 under the 1940 Act. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

4. No Fund may purchase more than 10% of the voting securities of any one issuer, or more than 10% of the outstanding securities of any class of issuer, except that (a) this limitation is not applicable to a Fund's investments in Government Securities and (b) up to 25% of the value of the assets of a non-money market Fund may be invested without regard to these 10% limitations. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction.

5. No Fund may invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supra-national organizations. In addition, securities held by the Money Market Fund that are issued by domestic banks are excluded from this restriction.

6. No Fund may underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the Fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the Fund may acquire securities under circumstances in which, if the securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended.

7. No Fund may purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a Fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations in the event of a default by that issuer.

8. No Fund may make short sales of securities or maintain a short position, unless at all times when a short position is open, the Fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

9. No Fund may purchase securities on margin, except that a Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

10. No Fund may invest in commodities, except that each non-money market Fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in each Prospectus.

11. No Fund may invest in companies for the purpose of exercising control or management.

12. No Fund may issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

13. No Fund may purchase illiquid securities if more than 15% of the net assets of the Fund would be invested in illiquid securities; the Money Market Fund will not purchase illiquid securities. For purposes of this restriction, illiquid securities are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities.

14. No Fund may purchase restricted securities if more than 10% of the total assets of the Fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities.

Notes to Investment Restrictions

         The Trust may make commitments more restrictive than the restrictions listed above with respect to a Fund to permit the sale of shares of the Fund in certain states. Should the Trust determine that any such commitment is no longer in the best interests of a Fund and its shareholders, the Trust will revoke the commitment by terminating the sale of shares of the Fund in the state involved or may otherwise modify its commitment based on a change in the state's restrictions.

         The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction number 5, the Trust may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the Trust may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the Trust may select its own industry classifications, provided such classifications are reasonable.

Portfolio Transactions and Turnover

         Decisions to buy and sell securities for each Fund are made by the Investment Manager, subject to review by the Board. Transactions on domestic stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are fixed. No stated commission will be generally applicable to securities traded in U.S. over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. The cost of securities purchased from underwriters include an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Government Securities generally will be purchased on behalf of a Fund from underwriters or dealers, although certain newly issued Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

         In selecting brokers or dealers to execute securities transactions on behalf of a Fund, the Investment Manager seeks the best overall terms available ("best execution"). In assessing the best overall terms available for any transaction, the Investment Manager considers factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, the investment advisory agreement between the Trust and GEIM relating to each Fund authorizes the Investment Manager, on behalf of the Fund, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Investment Manager or its affiliates exercise investment discretion. The fees under the investment advisory agreement relating to a Fund will not be reduced by reason of the Fund's receiving brokerage and research services. The Board periodically reviews the commissions paid by a Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Fund. Over-the-counter purchases and sales on behalf of the Funds will be transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. A Fund will not purchase any security, including Government Securities, during the existence of any underwriting or selling group relating to the security of which any affiliate of the Fund or the Investment Manager is a member, except to the extent permitted under rules, interpretations or exemptions of the SEC. The Investment Manager may select broker-dealers who are affiliated with the Trust or the Investment Manager. All brokerage transaction commissions paid to affiliates will be fair and reasonable to the shareholders.

         During the fiscal period ended September 30, 1998, the Emerging Markets Fund, the International Fund, the S&P 500 Index Fund, the U.S. Equity Fund and the Mid-Cap Growth Fund paid $60,902, $311,499, $12,381, $146,766, and $27,664, respectively in commissions to broker-dealers for execution of portfolio transactions. Of these amounts, $2,140, $6,437, $10,863 and $1,077 in brokerage transactions was paid by the Emerging Markets Fund, the International Fund, the U.S. Equity Fund and the Mid-Cap Growth Fund, respectively, to a broker that provided research services during that fiscal year. The Trust commenced operations in November 1997; accordingly, no Fund paid commissions to broker-dealers prior to the fiscal period ended September 30, 1998.

         A 100% annual turnover rate would occur if all of a Fund's securities were replaced one time during a period of one year. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. The Investment Manager does not consider portfolio turnover rate a limiting factor in making investment decisions on behalf of any Fund consistent with the Fund's investment objective and policies.

         Certain of the Funds' investment strategies may result in the Fund having a high portfolio turnover rate. Higher portfolio turnover may cause a Fund to experience increased transaction costs, brokerage expenses and other acquisition costs, and shareholders to incur increased taxes on their investment in the Fund.

         The Money Market Fund may attempt to increase its yield by trading to take advantage of short-term market variations, which trading would result in the Fund's experiencing high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, however, this type of trading by the Money Market Fund will not result in the Fund's paying higher brokerage commissions.

                             MANAGEMENT OF THE TRUST

Trustees and Officers

         The Board of Trustees oversees the business affairs of the Trust. The Trustees approve all significant agreements between the Trust and the persons and companies that furnish services to the Funds, including agreements with the Funds' investment adviser and administrator, distributor, custodian and transfer agent. The day-to-day operations of the Funds have been delegated to GEIM.

         The names of the Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five years and their other affiliations are shown below. Each person named as a Trustee also may serve in a similar capacity for other Funds advised by GEIM or GEIC. The executive officers of the Trust are employees of organizations that provide services to the Funds. An asterisk appears before the name of each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act. The business address of each Trustee and executive officer who is an "interested person" (as defined in the 1940 Act) is 3003 Summer Street, Stamford, Connecticut 06905.

                                   Position(s) Held                  Age and Principal Occupation(s)
Name and Address                      With Trust                          During Past Five Years
----------------                      ----------                          ----------------------
*Michael J. Cosgrove               Chairman of the Board             Age 49.  President, GE Investment
                                   and President                     Services Group of GE Financial
                                                                     Assurance Holdings, Inc. ("GEFA"),
                                                                     an indirect wholly-owned subsidiary
                                                                     of General Electric Company ("GE"),
                                                                     since February 1997; Executive Vice
                                                                     President - Mutual Funds of GEIM
                                                                     and GEIC, wholly-owned subsidiaries
                                                                     of GE that are registered as investment
                                                                     advisers under the Investment
                                                                     Advisers Act of 1940, as amended,
                                                                     since March 1993; Director of GEIC
                                                                     and GEIM since 1988; from 1988
                                                                     until 1993, Mr. Cosgrove served as
                                                                     Executive Vice President - Finance
                                                                     and Administration of GEIM and
                                                                     GEIC;  Chairman of the Board, Chief-
                                                                     Executive Officer and President of GE
                                                                     Investment Distributors, Inc., a
                                                                     registered broker-dealer, since 1993;
                                                                     Chairman of the Board and Chief
                                                                     Executive Officer of GE Investment
                                                                     Retirement Services, Inc., since 1998.


                                   Position(s) Held                  Age and Principal Occupation(s)
Name and Address                      With Trust                          During Past Five Years
----------------                      ----------                          ----------------------
*Alan M. Lewis                     Trustee and Executive             Age 52.  Executive Vice President,
                                   Vice President                    General Counsel and Secretary of
                                                                     GEIM since 1988 and of GEIC since
                                                                     October 1987.

John R. Costantino                 Trustee                           Age 52.  Managing Director, Walden
150 East 58th Street                                                 Partners, Ltd., consultants and
New York, NY 10055                                                   investors, since August 1992;
                                                                     President, CMG Acquisition Corp.,
                                                                     Inc., a holding company, since
                                                                     1988; Vice Chairman, Acoustiguide
                                                                     Holdings, Inc., a holding company,
                                                                     since 1989; President CMG/IKH,
                                                                     Inc., a holding company, since
                                                                     1991; Director, Crossland Federal
                                                                     Savings Bank, a financial
                                                                     institution; Director, Brooklyn
                                                                     Bankcorp, Inc., a financial
                                                                     institution; Director, IK Holdings,
                                                                     Inc., a holding company since 1991;
                                                                     Director, I. Kleinfeld & Son, Inc.,
                                                                     a retailer, since 1991; Director,
                                                                     High Performance Appliances, Inc.,
                                                                     a distributor of kitchen appliances
                                                                     ("HPA"), since 1991; Director, HPA
                                                                     Hong Kong, Ltd., a service
                                                                     subsidiary of HPA, since 1991;
                                                                     Director, Lancit Media Productions,
                                                                     Ltd., a children's and family
                                                                     television film and videotape
                                                                     production company, since 1995.

William J. Lucas                   Trustee                           Age 51.  Vice President and Treasurer
Fairfield University                                                 of Fairfield University since 1983.
North Benson Road
Fairfield, CT 06430

Robert P. Quinn                    Trustee                           Age 62.  Retired since 1983 from
45 Shinnecock Road                                                   Salomon Brothers Inc; Director, GP
Quogue, NY 11959                                                     Financial Corp., a holding company,
                                                                     since 1994; Director, The
                                                                     Greenpoint Savings Bank, a
                                                                     financial institution, since 1987.

                                   Position(s) Held                  Age and Principal Occupation(s)
Name and Address                      With Trust                          During Past Five Years
----------------                      ----------                          ----------------------

Jeffrey A. Groh                    Treasurer                         Age 36.  Vice President -- Operations
                                                                     of GEIM and GEIC since January
                                                                     1997 and Treasurer and Controller of
                                                                     GEIM and GEIC since August 1994;
                                                                     prior to August 1994, was a Senior
                                                                     Manager in Investment Company
                                                                     Services Group and certified public
                                                                     accountant with Pricewaterhouse-
                                                                     Coopers LLP.

Matthew J. Simpson                 Secretary                         Age 38.  Vice President and General
                                                                     Counsel, Investment Services Group
                                                                     of GEFA since February 1997; Vice
                                                                     President, Associate General Counsel
                                                                     and Assistant Secretary of GEIM and
                                                                     GEIC since October 1992.


         No employee of GE or any of its affiliates receives any compensation from the Trust for acting as a Trustee or officer of the Trust. Each Trustee of the Trust who is not a director, officer or employee of GEIM, GEID, GE, or any affiliate of those companies, receives an annual fee of $5,000 for services as Trustee. In addition, each Trustee receives $500 for each meeting of the Board attended by the Trustee and is reimbursed for expenses incurred in connection with attendance at Board meetings.

Trustees' Compensation
(for the fiscal year ended September 30, 1998)

                               COMPENSATION TABLE
----------------------------------------------------------------------------
                                                    Total Compensation from
                             Total Compensation     Investment Companies
Name of Trustee              From the Trust         Managed by GEIM or GEIC
----------------------------------------------------------------------------
Michael J. Cosgrove          None                   None+
----------------------------------------------------------------------------
Alan M. Lewis                None                   None+
----------------------------------------------------------------------------
John R. Costantino           $6,000                 $25,000++
----------------------------------------------------------------------------
William J. Lucas             $6,000                 $25,000++
----------------------------------------------------------------------------
Robert P. Quinn              $6,000                 $25,000++
----------------------------------------------------------------------------

-----------------------
+ As of September 30, 1998, Mr. Cosgrove served as Trustee or Director of four investment companies advised by GEIM and of eight investment companies advised by GEIC. Mr. Lewis serves as Trustee of three investment companies advised by GEIM and eight investment companies advised by GEIC. They are considered to be interested persons of each investment company advised by GEIM or GEIC, as defined under Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees thereof without compensation.
++ As of September 30, 1998, Messrs. Costantino, Lucas and Quinn served as
   Trustees or Directors of four investment companies advised by GEIM and the compensation is for their services as Trustees or Directors of these companies.

Investment Adviser and Administrator

         GEIM serves as the Trust's investment adviser and administrator. GEIM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is located at 3003 Summer Street, Stamford, Connecticut 06905. GEIM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a highly diversified conglomerate comprised of 12 global manufacturing and service sector businesses. GE's businesses include aircraft engines, appliances, capital services, lighting, medical systems, broadcasting, plastic manufacturing, power systems, electrical distribution and control systems, industrial control systems, information services and transportation systems. GEIM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEIM serve in similar capacities with respect to GEIC, a sister company of GEIM wholly owned by GE, which provides investment advisory services with respect to GE's pension and benefit plans and a number of funds offered exclusively to GE employees, retirees and certain related persons. These funds include the Elfun family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE's 401(k) program (also known as the GE Savings and Security Program), which are referred to as the GE S&S Program Mutual Fund and the GE S&S Long Term Interest Fund. The investment professionals at GEIM and GEIC and their predecessors have managed GE's pension assets since 1927. GEIM and GEIC managed assets in excess of $78.9 billion as of December 31, 1998, of which more than $15.8 billion was invested in mutual fund assets.

GEIM Investment Advisory and Administration Agreements

         The duties and responsibilities of GEIM are specified in investment advisory and administration agreements (each, an "Advisory Agreement" and collectively, the "Advisory Agreements") between GEIM and the Trust on behalf of the respective Funds. Under each Advisory Agreement, GEIM, subject to the supervision of the Trust's Board of Trustees, provides a continuous investment program for the relevant Fund's assets, including investment research and management. GEIM determines from time to time what investments are purchased, retained or sold by the Fund and places purchase and sale orders for the Fund's investments. GEIM provides the Trust with all executive, administrative, clerical and other personnel necessary to operate each Fund, and pays salaries and other employment-related costs of employing these persons. GEIM furnishes the Trust and each Fund with office space, facilities, and equipment and pays the day-to-day expenses related to the operation of such space, facilities and equipment. GEIM, as administrator, also: (a) maintains the books and records of each Fund; (b) prepares reports to shareholders of each Fund; (c) prepares and files tax returns for each Fund; (d) assists with the preparation and filing of reports and the Trust's registration statement with the SEC; (e) provides appropriate officers for the Trust; (f) provides administrative support necessary for the Board of Trustees to conduct meetings; and (g) supervises and coordinates the activities of other service providers, including independent auditors, legal counsel, custodians, accounting service agents and transfer agents.

         GEIM is generally responsible for employing sufficient staff and consulting with other persons that it determines to be necessary or useful in the performance of its obligations under each Advisory Agreement. Each Advisory Agreement obligates GEIM to provide services in accordance with the relevant Fund's investment objective, policies and restrictions as stated in the Trust's current registration statement, as amended from time to time, and to keep the Trust informed of developments materially affecting that Fund, including furnishing the Trust with whatever information and reports the Board of Trustees reasonably requests.

         Each Advisory Agreement provides that GEIM may render similar advisory and administrative services to other clients so long as when a Fund or any other client served by GEIM are prepared to invest in or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by GEIM to be equitable to the Fund. The Advisory Agreements also provide that GEIM shall not be liable for any error of judgment or mistake of law or for any loss incurred by a Fund in connection with GEIM's services pursuant to the Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Agreement.

         Each Advisory Agreement is effective from its date of execution, and continues in effect for an initial two-year term and will continue from year to year thereafter so long as its continuance is approved annually by (a) the Board of Trustees or (b) a vote of a majority of the relevant Fund's outstanding voting securities, provided that in either event the continuance also is approved by the vote of a majority of the Trustees who are not parties to the Agreement or interested persons, as such term is defined in the 1940 Act, of any party to the Agreement by a vote cast in person at meeting called for the purpose of voting on such approval.

         Each Advisory Agreement is not assignable and may be terminated without penalty by either the Trust or GEIM upon no more than 60 days' nor less than 30 days' written notice to the other or by vote of holders of a majority of the relevant Fund's outstanding voting securities.

Investment Advisory Fees

         For its services to each Fund of the Trust, GEIM receives a monthly advisory and administrative fee. The fee is deducted daily from the assets of each of the Funds and paid to GEIM monthly. The advisory and administration fee for each fund, except the S&P 500 Index Fund, declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level or "breakpoint." The fees payable to GEIM are based on the average daily net assets of each Fund at the following rates:


                                                Average Daily                              Annual Rate
    Name of Fund                                Net Assets of Fund                         Percentage (%)*
    ------------                                ------------------                         ---------------
    U.S. Equity Fund                            First $25 million                          .55
    Premier Growth Equity Fund                  Next $25 million                           .45
    Value Equity Fund                           Over $50 million                           .35
    Mid-Cap Growth Fund

    S&P 500 Index Fund                          All assets                                 .15
    Mid-Cap Value Equity Fund                   First $25 million                          .65
                                                Next $25 million                           .60
                                                Over $50 million                           .55

    Small-Cap Value Equity Fund                 First $25 million                          .70
    Small-Cap Growth Equity Fund                Next $25 million                           .65
                                                Over $50 million                           .60

    International Equity Fund                   First $25 million                          .75
                                                Next $50 million                           .65
                                                Over $75 million                           .55

    Europe Equity Fund                          First $25 million                          .75
                                                Next $50 million                           .65
                                                Over $75 million                           .55

    Emerging Markets Fund                       First $50 million                          1.05
                                                Over $50 million                           .95

    Income Fund                                 First $25 million                          .35
                                                Next $25 million                           .30
                                                Next $50 million                           .25
                                                Over $100 million                          .20

    Strategic Investment Fund                   First $25 million                          .45
    High Yield Fund                             Next $25 million                           .40
                                                Over $50 million                           .35


                                      -45-



                                                Average Daily                              Annual Rate
    Name of Fund                                Net Assets of Fund                         Percentage (%)*
    ------------                                ------------------                         ---------------
    Money Market Fund                           First $25 million                          .25
                                                Next $25 million                           .20
                                                Next $50 million                           .15
                                                Over $100 million                          .10

 -----------------------------
* From time to time, GEIM may waive advisory or administrative fees paid by a Fund.

         The Advisory Agreement does not contain any provisions prescribing limits on the operating expenses of the Trust or any Fund.

         During the fiscal period ended September 30, 1998, the Emerging Markets Fund, the International Fund, the Mid-Cap Growth Fund, the S&P 500 Index Fund, the U.S. Equity Fund, the Income Fund, the Small-Cap Value Fund, and the Money Market Fund paid $60,291, $555,236, $67,792, $25,543, $406,706, $169,642,
$9,766, and $22,488, respectively, for investment advisory and administration services.

         The Trust commenced operations in November 1997. Accordingly, no Fund paid investment advisory and administration fees prior to the fiscal period ended September 30, 1998.

Sub-Investment Advisers

         Each Advisory Agreement permits GEIM, subject to the approval of the Board of Trustees and other applicable legal requirements, to enter into any advisory or sub-advisory agreement with affiliated or unaffiliated entities whereby such entity would perform some or all of GEIM's responsibilities under the Advisory Agreement. In this event, GEIM remains responsible for ensuring that these entities perform the services that each undertakes pursuant to a sub-advisory agreement. GEIM has engaged the following sub-advisers to manage certain of the Funds.

         S&P 500 Index Fund. GEIM has retained State Street Global Advisors ("SSGA"), a division of State Street Bank and Trust Company ("State Street"), as sub-adviser to the S&P 500 Index Fund. SSGA and State Street are located at Two International Place, Boston, Massachusetts 02110. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. State Street, with over $441 billion under management as of September 30, 1998, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Montreal, Luxembourg, Melbourne, Paris, Dubai, Munich and Brussels.

         Small-Cap Value Fund. Palisade Capital Management, L.L.C. ("Palisade"), located at One Bridge Plaza, Fort Lee, New Jersey 07024, has been retained by GEIM to act as sub-investment adviser of the Small-Cap Value Fund. Pursuant to the sub-investment advisory agreement between Palisade and GEIM, Palisade bears all expenses in connection with the performance of its services as the Small-Cap Value Fund's sub-investment adviser. Although Palisade has no previous experience managing mutual fund portfolios, Palisade has managed various institutional and private accounts. For its services as sub-investment adviser to the Small-Cap Value Fund, GEIM (and not the Fund) pays Palisade a fee equal to an annual rate of
 .45% of the first $25 million of the Fund's average daily net assets, .40% of the next $50 million, .375% of the next $100 million and .35% of amounts in excess of $175 million.

         Mid-Cap Value Fund. NWQ Investment Management ("NWQ"), located at 2049 Century Park East, Los Angeles, CA 90067, has been retained to act as sub-investment adviser of the Mid-Cap Value Fund. NWQ is a wholly-owned subsidiary of United Asset Management Corporation, a company whose principal business is managing investments for institutional clients. Pursuant to the sub-investment advisory agreement between NWQ and GEIM, NWQ bears all expenses in connection with the performance of its services as the Mid-Cap Value Fund's sub-investment adviser. For its services as sub-investment adviser to the Mid-Cap Value Fund, GEIM (and not the Fund) pays NWQ a fee equal to an annual rate of .45% of the first $50 million of the Fund's average daily net assets and
 .375% of amounts thereafter.

Sub-Advisory Agreements

         SSGA, Palisade, MAS and NWQ serve as sub-advisers to the S&P 500 Index Fund, the Small-Cap Value Fund, the High Yield Fund and the Mid-Cap Value Fund, respectively, pursuant to sub-advisory agreements with GEIM (the "Sub-Advisory Agreements"). Each of the Sub-Advisory Agreements is not assignable and may be terminated without penalty by either the sub-adviser or GEIM upon 60 days' written notice to the other or by the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on 60 days' written notice to the sub-adviser. The Sub-Advisory Agreements provide that the sub-adviser may render similar sub-advisory services to other clients so long as the services that it provides under the Agreement are not impaired thereby. The Sub-Advisory Agreements also provide that the sub- adviser shall not be liable for any error of judgment or mistake of law or for any loss incurred by the Fund except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its obligations and duties under the Sub- Advisory Agreement.

Securities Activities of the Investment Manager

         Securities held by the Funds also may be held by other funds or separate accounts for which the Investment Manager or GEIC acts as an adviser. Because of different investment objectives or other factors, a particular security may be bought by the Investment Manager or GEIC for one or more of their clients, when one or more other clients are selling the same security. If purchases or sales of securities for a Fund or other client of the Investment Manager or GEIC arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Manager or GEIC during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

         On occasions when the Investment Manager (under the supervision of the Board of Trustees) deems the purchase or sale of a security to be in the best interests of the Trust as well as other funds or accounts it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the securities to be sold or purchased for the Trust with those to be sold or purchased for other funds or accounts in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Trust and to such other funds or accounts. In some cases this procedure may adversely affect the size the position obtainable for a Fund.

Shareholder Servicing and Distribution Plan

         The Trust's Board of Trustees adopted a Shareholder Servicing and Distribution Plan with respect to the Trust's Service Class shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Under the Plan, the Trust pays GEIM, with respect to the Service Class shares of each Fund, an annual fee of .25% of the value of the average daily net assets attributed to such Service Class shares. The shareholder servicing and distribution fee is intended to (a) compensate GEIM, or enable GEIM to compensate other persons ("Service Providers"), for providing ongoing servicing and/or maintenance of the accounts of Service Class shareholders of a Fund and (b) compensate GEIM, or enable GEIM to compensate Service Providers (including any distributor of Service Class shares of the Fund), for providing services primarily intended to result in, or are primarily attributable to, the sale of Service Class shares.

         The Plan was approved by the sole initial shareholder of the Trust. Under its terms, the Plan continues from year to year, provided its continuance is approved annually by vote of the Trust's full Board of Trustees, as well as by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Trustees"). The Plan may not be amended to increase materially the amount of the fees paid under the Plan with respect to a Fund without approval of Service Class shareholders of the Fund. In addition, all material amendments of the Plan must be approved by the Trustees and Independent Trustees in the manner described above. The Plan may be terminated with respect to a Fund at any time, without penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Service Class shares of that Fund (as defined in the 1940 Act).

Custodian and Transfer Agent

         State Street Bank and Trust Company ("State Street"), located at 225 Franklin Street, Boston, Massachusetts 02101, serves as custodian and transfer agent of the Funds' investments. Under its custodian contract with the Trust, State Street is authorized to appoint one or more banking institutions as subcustodians of assets owned by each Fund. For its custody services, State Street receives monthly fees based upon the month-end, aggregate net asset value of the Funds, plus certain charges for securities transactions. The assets of the Trust are held under bank custodianship in accordance with the 1940 Act. As transfer agent, State Street is responsible for subscriptions and redemptions.

Distributor

         GE Investment Distributors, Inc. ("GEID"), located at 777 Long Ridge Road, Building B, Stamford, Connecticut 06927, serves as the distributor of Fund shares on a continuing best efforts basis. Michael J. Cosgrove, a member of the Trust's board of trustees, is the Chairman of the board, Chief Executive Officer and President of GEID.

                   PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

Purchases

         Shares are offered to investors at the offering price, based on the NAV next determined after receipt of an investment in good order by State Street Bank and Trust Company, the Trust's custodian and transfer agent. The offering price is equal to NAV plus any applicable initial sales charge imposed at the time of purchase, as described below.

         GEID and other persons remunerated on the basis of sales of shares may receive different levels of compensation for selling one Class of shares over another. In addition, trail commissions of up to 0.25% may be paid to authorized broker-dealers, financial institutions or investment advisers which have entered into sales agreements with GEID ("Authorized Firms") for providing on-going services with respect to Service Class shares.

         GEID offers shares of each class to certain investors that meet the minimum investment requirements. The Trust was designed to appeal to institutional investors such as corporations, foundations, endowments and trusts established to fund employee benefit plans of various types as well as charitable, religious and educational institutions. The Trust expects that most of the time each Fund will have relatively few shareholders (as compared with most mutual funds) but that these shareholders will invest substantial amounts in a Fund. Typical institutional investors may include banks, insurance companies, broker-dealers, investment advisers, trusts that fund qualified pension and profit-sharing plans (Section 401 of the Code), trusts that fund government employer non-qualified deferred compensation obligations (Section 457 of the Code), trusts that fund charitable, religious and educational institutions (Section 501(c)(9) of the Code), non-government employers seeking to fund non-qualified deferred compensation obligations, and investment companies that are not affiliated persons of the Trust (or affiliated persons of such persons).

         Minimum Investment Requirement. The minimum initial investment in each Fund is $35 million for each investor or group of related investors. Related investors are investors that are affiliated persons of each other within the meaning of the 1940 Act "except that a defined contribution plan that seeks recordkeeping, administration, investment education and communication services provided or paid by GE Financial Assurance Holdings, Inc. directly or indirectly through its wholly-owned subsidiary (a "full-service defined contribution plan") will not be considered a related investor of any other investor in the Institutional Funds. That is, a full-service defined contribution plan must individually meet the minimum investment requirement." Common trust funds and collective trust funds of the same bank (or of affiliated banks) are considered related investors of each other and their bank(s). Likewise, separate accounts of the same insurance company (or of affiliated insurance companies) are related investors of each other and their insurance company or companies and clients whose assets are managed on a discretionary basis by the same bank, insurance company, investment adviser or broker-dealer are related investors of each other and their manager. GEID also may treat clients of other financial intermediaries as related persons where shares of a Fund are held by that intermediary in an omnibus account for its institutional clients. There is no minimum investment requirement for subsequent purchases. If the value of an investor's, or a group of related investors', investment in a Fund falls below $35 million for more than 120 days because of redemptions (and not because of market fluctuations or exchanges), GEID may, in its sole discretion, refuse to sell additional Fund shares to such investor (other than reinvestment of dividends and capital gains).

         The minimum investment requirement is waived for each investor or group of related investors so long as such person or group has invested at least (i) $100 million in one or more investment portfolios or accounts that are advised by GEIM and/or GEIC and at least $35 million of this $100 million amount is invested in the Trust or (ii) $5 billion in one or more investment portfolio or accounts that are advised by GEIM and/or GEIC. If the value of such investor's, or group of related investors', investment portfolios and accounts that are advised by GEIM and/or GEIC or investment in the Trust falls below the required amount because of redemptions (and not because of market fluctuations or exchanges), GEID may, in its sole discretion, refuse to sell additional Fund shares to such investor (other than reinvestment of dividends and capital gains).

         The minimum investment requirement is waived for up to three years from the date of initial purchase of Fund shares for certain investors or groups of related investors having: (a) at least $100 million of investment assets within six months from the date of the initial purchase of Fund shares, provided they invest in only one Fund, (b) at least $200 million of investment assets within six months from the date of the initial purchase of Fund shares, provided they invest in no more than two Funds, and (c) at least $500 million of investment assets within six months from the date of the initial purchase of Fund shares, for which they may invest in any number of

Funds. If such an investor does not have the applicable amount of investment assets within the six-month period, GEID may, in its sole discretion, refuse to sell additional Fund shares to such investor (other than reinvestment of dividends and capital gains distributions). Even if the investor has the applicable amount of investment assets within the six-month period, GEID may refuse to sell to such investor additional Fund shares (other than reinvestment of dividends and capital gains distributions), if such investor has not satisfied the $35 million minimum investment requirement within three years.

         For a bank, insurance company, broker-dealer, investment adviser or other financial intermediary investing in an omnibus account for its clients, the amount of investment assets is determined either by (i) aggregating Client Assets (defined below) over which it has investment discretion or (ii) aggregating Client Assets of any entity described under "Eligible Investors" which are managed by the financial intermediary on a non-discretionary basis or for which it (or its affiliates) provides recordkeeping, shareholder servicing or other administrative services. "Client Assets" means the assets of any client of a financial intermediary that has invested in the Trust.

         How to Open an Account. Investors must establish an account before purchasing shares, and may do so either by submitting an account application to the Distributor or the transfer agent or through an Authorized Firm (defined below). Investors may obtain an account application by telephoning the Trust at
(800) 493-3042 or by writing to the Trust at:

         GE Institutional Funds
         P.O. Box 120065
         Stamford, CT 06912-0065

         For overnight package delivery:

         GE Institutional Funds
         c/o National Financial Data Services Inc.
         330 West 9th Street
         Kansas City, MO 64105

         To open an account, an investor must complete and sign an application and furnish its taxpayer identification number to the Trust. The investor also must certify whether or not it is subject to withholding for failing to report income to the Internal Revenue Service.

         How to Buy Shares. After a completed account application has been received and processed, an investor may purchase Fund shares from the Distributor or through brokers, dealers, financial institutions or investment advisers that have entered into sales agreements with GEID ("Authorized Firms").

         An investor may purchase shares through an Authorized Firm with the assistance of a sales representative (an "Investment Professional"). The Authorized Firm will be responsible for transmitting the investor's order promptly to the transfer agent. Investors should contact their Investment Professional for further instructions.

         Investors also may purchase Service Class shares directly from the transfer agent by wiring federal funds to: State Street Bank and Trust Company (ABA # 0110-0002-8) For: GE Institutional Funds -- [Name of Fund] Account of:
[Investor's name, address and account number]. If a wire is received by the close of regular trading on the NYSE on a Business Day, the shares will be priced according to the net asset value of the Fund on that day. If a wire is received after the close of regular trading on the NYSE, the shares will be priced as of the time the Fund's net asset value per share is next determined.

         Payment for orders that are not accepted will be returned to investors promptly. An investor's financial institution may charge a fee for wiring its account.

         Purchases In-Kind. Investors may purchase Service Class shares in amounts of $5 million or more with either cash or investment securities acceptable to the appropriate Fund. The particular investment securities acceptable to a Fund may vary over time and the Trust does not guarantee that any particular investment securities will be accepted at any particular time or at all. Investors interested in purchasing Service Class shares with investment securities should contact their Investment Professional or GEID for information about which securities a particular Fund will accept. The Trust reserves the right to require GEID to suspend the offering of Service Class shares of the Emerging Markets Fund or International Equity Fund for cash in amounts above $5 million and of the other non-money market Funds in amounts above $10 million.

Redemptions

         The right of redemption of shares of a Fund may be suspended or the date of payment postponed (i) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of a Fund's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders. A shareholder who pays for Fund shares by personal check will receive the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to 15 days or more. Shareholders who anticipate the need for more immediate access to their investment should purchase shares with Federal funds or bank wire or by a certified or cashier's check.

         Distributions-in-Kind. If the Board determines that it would be detrimental to the best interests of a Fund's shareholders to make a redemption payment wholly in cash, the Trust may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Trust's net assets by a distribution in kind of portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Portfolio securities issued in a distribution in kind will be deemed by GEIM to be readily marketable. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

Exchange Privilege

         As described in the Prospectuses, a shareholder of the Investment Class of a Fund may exchange such shares for Investment Class shares of another Fund or for Service Class shares of the same or another Fund. Likewise, shareholders of the Service Class shares of a Fund may exchange such shares for Service Class shares of another Fund or for Investment Class shares of the same or another Fund.


         The exchange privilege described in the Prospectuses enables a shareholder of a Fund to acquire shares in a Fund having a different investment objective and policies when the shareholder believes that a shift between Funds is an appropriate investment decision. Upon receipt of proper instructions and all necessary supporting documents, and provided the Fund is an available option, the shareholder meets the minimum investment requirement for the Fund that is the "target" of the exchange, and such Fund may be legally sold in the shareholder's state of residence, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the Fund being acquired. The Trust reserves the right to reject any exchange request and may, upon 60 days' prior written notice to a Fund's Shareholders, terminate the exchange privilege.

                                 NET ASSET VALUE

         The Trust will not calculate net asset value on days that the NYSE is closed. On those days, securities held by a Fund may nevertheless be actively traded, and the value of the Fund's shares could be significantly affected.

         Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the net asset value of a class of a Fund may not take place contemporaneously with the determination of the prices of many of its portfolio securities used in the calculation. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for the security. All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by any recognized dealer. If these quotations are not available, the rate of exchange will be determined in good faith by the Board. In carrying out the Board's valuation policies, GEIM may consult with one or more independent pricing services ("Pricing Service") retained by the Trust.

         Debt securities of U.S. issuers (other than Government Securities and short-term investments), including Municipal Obligations, are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market. The procedures of the Pricing Service are reviewed periodically by GEIM under the general supervision and responsibility of the Board .

         The valuation of the portfolio securities of the Money Market Fund is based upon amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

         The use of the amortized cost method of valuing the portfolio securities of the Money Market Fund is permitted by a rule adopted by the SEC. Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 calendar days or less, and invest only in "eligible securities" as defined in the rule, which are determined by GEIM to present minimal credit risks. Pursuant to the rule, GEIM has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Money Market Fund's portfolio holdings at such intervals as GEIM may deem appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

         The rule regarding amortized cost valuation provides that the extent of certain significant deviations between the Money Market Fund's net asset value based upon available market quotations or market equivalents and the $1.00 per share net asset value based on amortized cost must be examined by the Board. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders of the Money Market Fund, the Board must, in accordance with the rule, cause the Fund to take such corrective action as the Board regards as necessary and appropriate, including: selling portfolio instruments of the Fund prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Set forth below is a summary of certain Federal income tax considerations generally affecting the Funds and their shareholders. The summary is not intended as a substitute for individual tax planning, and shareholders are urged to consult their tax advisors regarding the application of Federal, state, local and foreign tax laws to their specific tax situations.

Tax Status of the Funds and their Shareholders

         Each Fund is treated as a separate entity for Federal income tax purposes. Each Fund's net investment income and capital gains distributions are determined separately from any other series that the Trust may designate.

         The Trust intends for each Fund to continue to qualify each year as a "regulated investment company" under Sub-Chapter M of the Code. If a Fund (i) is a regulated investment company and (ii) distributes to its shareholders at least 90% of its net investment income (including for this purpose its net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal income taxes to the extent that its net investment income and its net realized long-term and short-term capital gains, if any, are distributed to its shareholders. In addition, in order to avoid a 4% excise tax, a Fund must declare, no later than December 31 and distribute no later than the following January 31, at least 98% of its taxable ordinary income earned during the calendar year and 98% of its net long term capital gains for the 1-year period ending generally on October 31 of such calendar year. One requirement for qualification as a regulated investment company is that each Fund must diversify its holdings so that, at the end of each quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer or of two or more issuers that are controlled by the Fund (within the meaning of Section 851(b)(3)(B) of the Code) that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

         Another requirement for qualification as a regulated investment company is that each Fund must earn at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities (including gains from related investments in foreign currencies) and income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies (the "90% Test").

         If for any taxable year a Fund does not qualify for the special Federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to Federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

         Each Fund would cease to qualify for pass-through tax treatment under Sub-chapter M if it is unable to comply with the diversification or distribution requirements contained in Subchapter M of the Code, or if it ceases to qualify as a regulated investment company under the Code. Each such Fund also could be subject to a 4% excise tax if it fails to make certain distributions.

         Net investment income or capital gains earned by the Funds investing in foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Funds to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of these Funds' assets to be invested within various countries is not now known. The Trust intends that the Funds seek to operate so as to qualify for treaty-reduced rates of tax when applicable. In addition, if a Fund qualifies as a regulated investment company under the Code, if certain distribution requirements are satisfied, and if more than 50% of the value of the Fund's assets at the close of the taxable year consists of stocks or securities of foreign corporations, the Trust may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The International Fund, the Europe Fund and the Emerging Markets Fund each anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund were to make an election an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes an election, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

         A Fund's transactions in options and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (i) could affect the character, amount and timing of distributions to shareholders of a Fund, (ii) will require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (iii) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes described above and in the Prospectuses. The Trust seeks to monitor transactions of each Fund, will seek to make the appropriate tax elections on behalf of the Fund and seeks to make the appropriate entries in the Fund's books and records when the Fund acquires any option, futures contract or hedged investment, to mitigate the effect of these rules and prevent disqualification of the Fund as a
regulated investment company.      As a general rule, a shareholder's gain or
loss on a sale or redemption of shares of a Fund will be a long-term capital gain or loss if the shareholder has held the shares for more than one year. The gain or loss will be a short-term capital gain or loss if the shareholder has held the shares for one year or less.

         A Fund's net realized long-term capital gains are distributed as described in the Prospectuses. The distributions ("capital gain dividends"), if any, are taxable to a shareholder of a Fund as long-term capital gains, regardless of how long a shareholder has held the shares, and will be designated as capital gain dividends in a written notice mailed by the Trust to the shareholders of the Fund after the close of the Fund's prior taxable year. If a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for six months or less, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, will be treated as a long-term capital loss. Investors considering buying shares of a Fund on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that the amount of the dividend or distribution payment will be a taxable dividend or distribution payment.


         Special rules contained in the Code apply when a shareholder of a Fund disposes of shares of the Fund through a redemption or exchange within 90 days of purchase and subsequently acquires shares of a Fund on which a sales charge normally is imposed without paying a sales charge in accordance with the exchange privilege described in the Prospectuses. In these cases, any gain on the disposition of the shares of the Fund will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired. In addition, if shares of a Fund are purchased within 30 days of redeeming shares at a loss, the loss will not be deductible and instead will increase the basis of the newly purchased shares.

         If a shareholder of a Fund fails to furnish the Trust with a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% "backup withholding" tax with respect to (i) taxable dividends and distributions from the Fund and (ii) the proceeds of any redemptions of shares of the Fund (other than the Money Market
Fund). An individual's taxpayer identification number is his or her social security number. The 31% backup withholding tax is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

                             THE FUNDS' PERFORMANCE

         The Trust, from time to time, may quote a Fund's performance, in terms of a Class' yield and/or total return, in reports or other communications to shareholders of a Fund or in advertising material. Additional information regarding the manner in which performance figures are calculated is provided below.

         As of the date of this SAI, General Electric Assurance Capital Company ("GECA"), an indirect subsidiary of GE, owned 100% of the outstanding Service Class shares of each of the Funds (other than the Europe Fund and the Small-Cap Value Fund). The shares were issued to GECA for providing the initial seed capital to the Funds. Because the Service Class shares of each Fund lack an operating history, no performance figures are provided below for the Service Class shares of the Funds.

         The performance figures for the Investment Class shares of certain Funds are reflected below. These figures are net of fees and expenses attributable to such shares of the Funds noted and assume changes in share price, reinvestment of dividends and capital gains. Because the Investment Class shares of the Funds do not pay a shareholder servicing and distribution fee, the performance figures shown below for the Investment Class shares of the Funds noted can be expected to be higher than the performance figures for the Service Class shares of the corresponding Fund had such Service Class shares had an operating history. No performance figures are shown below for the Investment Class shares of the Premier Growth Fund, the Value Equity Fund, the Mid-Cap Value Fund, the Europe Equity Fund, the Small- Cap Growth Fund, the High Yield Fund and the Strategic Fund because each of these Funds lacks an operating history as of the date of this SAI. The Small-Cap Value Fund recently commenced operations, and therefore no operating history is shown below.

Yield for the Money Market Fund

         The Trust may, from time to time, include the yield and effective yield of each class of shares of the Money Market Fund in advertisements or reports to shareholders or prospective investors. "Current yield" will be based upon the income that a hypothetical investment in a class of shares of the Fund would earn over a stated seven-day period. This amount would then be "annualized," which means the amount of income generated over that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Money Market Fund's "effective yield" will be calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield would be slightly higher than the current yield because of the compounding effect of this presumed reinvestment.

         The yield for the Money Market Fund is computed by (i) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven-calendar-day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and
(iii) annualizing the results (that is, multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares less a hypothetical charge reflecting deductions from shareholder accounts, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Trust may calculate a compounded effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

         The seven-day current yield and effective seven-day yield as of September 30, 1998, for the Investment Class shares of the Money Market Fund were 4.93 and 5.06, respectively.

30-day yield

         From time to time, the Trust may advertise a Fund's 30-day yield. The 30-day yield figures are calculated for a Class or Fund according to a formula prescribed by the SEC. The formula can be expressed as follows:


                             Yield = 2[(a-b + 1)6-1]
                                        ---
                                        cd
    Where:
                 a =  dividends and interest earned during the period.
                 b =  expenses accrued for the period (net of reimbursement).
                 c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
                 d = the maximum offering price per share on the last day of the period.

         For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

         Investors should recognize that, in periods of declining interest rates, the yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the yield will tend to be somewhat lower. In addition, when interest rates are falling, moneys received by a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite result can be expected to occur.

         Yield information is useful in reviewing the performance of a Fund, but because yields fluctuate, this information cannot necessarily be used to compare an investment in shares of the Fund with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of a Fund should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity, operating expenses and market conditions.

         The 30-day yield for the period ended September 30, 1998, for the Investment Class shares of the Income Fund was 5.71%.

Average Annual Total Return

         From time to time, the Trust may advertise a Fund's "average annual total return," which represents the average annual compounded rates of return over one-, five- and ten-year periods, or other periods, or over the life of the Fund (as stated in the advertisement) for each Class of shares of a Fund. This total return figure shows an average percentage change in value of an investment in the Class from the beginning date of the measuring period to the ending date of the period. The figure reflects changes in the price of a class of shares and assumes that any income, dividends and/or capital gains distributions made by the Fund during the period are reinvested in shares of the same Class. When considering average annual total return figures for periods longer than one year, investors should note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

         The "average annual total return" figures for the Funds described below are computed for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1 + T)n = ERV
    Where
                  P      =  a hypothetical initial payment of $1,000;
                  T      =  average annual total return;
                  n      =  number of years; and
                  ERV    =  Ending Redeemable Value of a hypothetical $1,000
                            investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

         The ERV assumes the maximum applicable sales load is deducted from the initial investment or redemption amount, in the case of CDSC, complete redemption of the hypothetical investment at the end of the measuring period.

         The average annual total return for the one-year period ended December 31, 1998, for the Investment Class shares of each Fund was as follows:


                              Average Annual Return

                U.S. Equity Fund                       23.75%
                S&P 500 Index Fund                     29.24%
                Mid-Cap Growth Fund                     4.64%
                International Equity Fund              17.32%
                Emerging Markets Fund                 -20.13%
                Income Fund                             8.46%
                Money Market Fund                       5.38%

Aggregate Total Return

         The Trust may use "aggregate total return" figures in advertisements, which represent the cumulative change in value of an investment in a Class of shares of a Fund for a specific period, and which reflects changes in the Fund's share price and reinvestment of dividends and distributions. Aggregate total return may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions). Because there is a .25% shareholder servicing fee imposed on the Service Class shares, the total returns for each of the Investment Class and the Service Class will differ. Aggregate total return data reflects compounding over a longer period of time than does annual total return data, and therefore aggregate total return will be higher.

         The Trust also may advertise the actual annual and annualized total return performance data for various periods of time, which may be shown by means of schedules, charts or graphs. Actual annual or annualized total return data generally will be lower than average annual total return data, because the latter reflects compounding of return.

         The "aggregate total return" figures for the Funds represent the cumulative change in the value of an investment in a Class for the specified period are computed by the following formula:

      Aggregate Total Return = ERV - P
                               -------
                                  P

                     Where P =    a hypothetical initial payment of $1,000; and

                        ERV  =    Ending Redeemable Value of a hypothetical
                                  $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

                             Aggregate Total Return*
           Emerging Markets Fund                - 31.96% (11/25/97)
           Mid-Cap Growth Fund                  - 11.25% (11/25/97)
           International Equity Fund                .66% (11/25/97)
           U.S. Equity Fund                        6.28% (11/25/97)
           S&P 500 Index Fund                      8.63% (11/25/97)
           Income Fund                             9.21% (11/21/97)
           Money Market Fund                       4.53% (12/02/97)

--------------------------------
* From commencement of operations (as indicated in parenthesis) to September 30, 1998.

         Yield and total return figures are based on historical earnings and are not intended to indicate future performance.

Distribution Rate

         The Trust may advertise a Fund's distribution rate and/or effective distribution rate. A Fund's distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance.

         A Fund's distribution rate measures dividends distributed for a specified period. A Fund's distribution rate is computed by dividing the most recent monthly distribution per share annualized by the current net asset value per share. A Fund's effective distribution rate is computed by dividing the distribution rate by the ratio used to annualize the distribution and reinvesting the resulting amount for a full year on the basis of such ratio. The effective distribution rate will be higher than the distribution rate because of the compounding effect of the assumed reinvestment. A Fund's yield is calculated using the standardized formula described above. In contrast, the distribution rate is based on the Fund's last monthly distribution, which tends to be relatively stable and may be more or less than the amount of net investment income and short-term capital gain actually earned by the Fund during the month.

Comparative Performance Information


         In addition to the comparative performance information included in the Prospectuses and otherwise quoted in sales and advertising materials, the Trust may compare the Fund's performance with (a) the performance of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, (b) various unmanaged indices, including the Russell Index, S&P 500 Index, and the Dow Jones Industrial Average or (c) other appropriate indices of investment securities or with data developed by GEIM derived from those indices.

         Performance information also may include evaluations of a Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today. These ranking services or publications may compare a Fund's performance to, or rank it within, a universe of mutual funds with investment objectives and policies similar, but not necessarily identical to, the Fund's. Such comparisons or rankings are made on the basis of several factors, including the size of the Fund, objectives and policies, management style and strategy, and portfolio composition, and may change over time if any of those factors change.

                             PRINCIPAL STOCKHOLDERS

         As of the date of this SAI, GECA, located at 6604 West Broad Street, Richmond, Virginia 23230, an indirect subsidiary of GE, owned 100% of the outstanding Investment Class shares of the Premier Growth Fund, the Value Equity Fund, the Strategic Fund and the Small Cap Value Fund and 100% of the Service Class shares of the remaining Funds. The shares were issued to GECA for providing the initial seed capital to these Funds.


         In addition, as of that date, (i) Leaseway Transportation Corp. owned more than 25% of the outstanding voting securities of the Emerging Markets Fund, Mid-Cap Growth Fund, International Fund, U.S. Equity Fund, S&P 500 Index Fund, Income Fund and Money Market Fund; (ii) AID Association for Lutherans owned more than 25% of the outstanding voting securities of the International Fund; (iii) MRA Systems, Inc. owned more than 25% of the outstanding voting securities of the Money Market Fund; and (iv) First Colony Life Insurance Company owned more than 25% of the outstanding voting securities of the Europe Equity Fund. So long as the above entities own more than 25% of the outstanding voting securities of the Funds noted, they may be deemed to control these Funds, and may be able to significantly influence the outcome of any shareholder vote. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of the Fund generally would be able to cast the deciding vote.


         The current Trustees and officers of each Fund, as a group, beneficially owned less than 1% of each Fund's outstanding shares;

         The following person are the only persons known by the Trust to hold beneficially more than 5% of the outstanding Investment Class shares of the following Funds as of March 1, 1999.


                                                                  Amount of
                                                                  Ownership           Percent of
             Name and Address of Record Owner                    (In Shares)            Class
             --------------------------------                    -----------            -----
    Emerging Markets Fund (Investment Class)

    Saxon & Co.
    FBO Leaseway Transport
    ABC Trust Institutional Service
    200 Stevens Drive - Suite 260
    Lester, PA 19113-1522                                        652,034.110            87.05%

    Defined Benefit Plans Master Trust
    Agreement between MRA Sys. Inc. &
    State Street Bank & Trust
    c/o Joe Mays
    1 Newman Way J-103
    Evendale, OH 45215                                            77,261.201            10.32%

    Mid-Cap Growth Fund (Investment Class)

    Saxon & Co.
    FBO Leaseway Transport
    ABC Trust Institutional Service
    200 Stevens Drive - Suite 260
    Lester, PA 19113-1522                                      1,302,433.789            86.95%

    Defined Benefit Plans Master Trust
    Agreement between MRA Sys. Inc. &
    State Street Bank & Trust
    c/o Joe Mays
    1 Newmann Way J-103
    Evendale, OH 45215                                           151,730.794            10.13%

    International Fund (Investment Class)

    AID Association for Lutherans
    Ron Anderson Trustee
    Attn: David J. Schnarsky
    4321 N. Ballard Road
    Appleton, WI 54919                                          7,622,936.17            66.62%


                                                                  Amount of
                                                                  Ownership           Percent of
             Name and Address of Record Owner                    (In Shares)            Class
             --------------------------------                    -----------            -----

    Saxon & Co.
    FBO Leaseway Transport
    ABC Trust Institutional Service
    200 Stevens Drive - Suite 260
    Lester, PA 19113-1522                                      3,211,205.295            28.06%

    U.S. Equity Fund (Investment Class)

    Saxon & Co.
    FBO Leaseway Transport
    ABC Trust Institutional Service
    200 Stevens Drive - Suite 260
    Lester, PA 19113-1522                                      8,442,088.796            77.94%

    GELCO Corp. DBA GE Capital Fleet Svc.
    Norwest Bank N.A.
    Attn: Mutual Funds
    510 Marquette, Suite 500
    Minneapolis, MN 55402-1118                                 1,343,037.296            12.40%

    Defined Benefit Plans Master Trust
    Agreement between MRA Sys. Inc. &
    State Street Bank & Trust
    c/o Joe Mays
    1 Newmann Way J-103
    Evendale, OH 45215                                           859,790.644             7.94%

    S&P 500 Index Fund (Investment Class)
    Saxon & Co.
    FBO Leaseway Transport
    ABC Trust Institutional Service
    200 Stevens Drive - Suite 260
    Lester, PA 19113-1522                                      1,754,229.796            93.02%

    Defined Benefit Plans Master Trust
    Agreement Between MRA Sys. Inc. &
    State Street Bank & Trust
    c/o Joe Mays
    1 Newmann Way J-103                                          106,379.564             5.64%
    Evendale, OH 45215

                                                                  Amount of
                                                                  Ownership           Percent of
             Name and Address of Record Owner                    (In Shares)            Class
             --------------------------------                    -----------            -----

    Income Fund (Investment Class)

    Saxon & Co.
    FBO Leaseway Transport
    ABC Trust Institutional Services
    200 Stevens Drive - Suite 260
    Lester, PA 19113-1522                                      5,215,179.329            72.79%

    GELCO Corp. DBA GE Capital Fleet Svc.
    Norwest Bank N.A.
    Attn: Mutual Funds
    510 Marquette, Suite 500
    Minneapolis, MN 55402-1118                                 1,046,888.406            14.61%

    Defined Benefit Plans Master Trust
    Agreement between MRA Sys. Inc. &
    State Street Bank & Trust
    c/o Joe Mays
    1 Newmann Way J-103
    Evendale, OH 45215                                           750,596.942            10.48%

    Money Market Fund (Investment Class)

    Saxon & Co.
    FBO Leaseway Transport
    ABC Trust Institutional Service
    200 Stevens Drive - Suite 260
    Lester, PA 19113-1522                                      4,672,242.050            64.46%

    Defined Benefit Plans Master Trust
    Agreement Between MRA Sys. Inc. &
    State Street Bank & Trust
    c/o Joe Mays
    1 Newman Way J-103
    Evendale, OH 45215                                         2,146,166.820            29.61%

    Information Alliance Co.
    Gary L. Kriechbaum
    877 South Street
    Pittsfield, MA 01201-8229                                    418,814.390             5.78%


                                                                  Amount of
                                                                  Ownership           Percent of
             Name and Address of Record Owner                    (In Shares)            Class
             --------------------------------                    -----------            -----
    Strategic Investment Fund (Investment Class)

    GE Capital Assurance
    6604 West Broad Street
    Richmond, VA 23230-1702                                        1,000.000              100%

    Premier Growth Equity Fund (Investment Class)

    GE Capital Assurance
    6604 West Broad Street
    Richmond, VA 23230-1702                                        1,000.000              100%

    Value Equity Fund (Investment Class)

    GE Capital Assurance
    6604 West Broad Street
    Richmond, VA 23230-1702                                        1,000.000              100%

    Small-Cap Value Fund (Investment Class)

    GE Capital Assurance
    2 Union Square, Suite 1400
    601 Union Street                                           1,017,643.789            99.80%
    Seattle, WA 98101-2321

    Europe Equity Fund (Investment Class)

    First Colony Life Insurance Company
    601 Union Street, Suite 1400                               1,000,000.000              100%
    Seattle, WA 98101

                     FUND HISTORY AND ADDITIONAL INFORMATION

         The Trust is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware pursuant to a Certificate of Trust dated May 23, 1997, as amended from time to time. The Trust's Declaration of Trust, dated August 29, 1997 (the "Declaration of Trust") permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of the Trust par value $.001 per share. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders.

         Currently, there are fifteen Funds in the Trust: the Emerging Markets Fund, Premier Growth Fund, Mid-Cap Growth Fund, International Fund, Value Equity Fund, U.S. Equity Fund, S&P 500 Index Fund, Strategic Fund, Income Fund and Money Market Fund were established as series of the Trust on November 13, 1997. The Small-Cap Value Fund, Small-Cap Growth Fund, Mid-Cap Value Fund and High Yield Fund were added as series of the Trust on May 8, 1998. The Europe Fund was added as series of the Trust on November 6, 1998. Additional series may be added in the future.

         The Declaration of Trust also authorizes the Trustees to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Trustees have authorized the issuance of two classes of shares of the Funds, designated as the Investment Class shares and the Service Class shares. State Street maintains a record of each shareholder's ownership of shares of a Fund. The shares of each class of each Fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that Fund. Holders of Service Class shares have certain exclusive voting rights on matters relating to the Plan. The different classes of the Fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

         In the interest of economy and convenience, certificates representing shares of a Fund are not physically issued. State Street maintains a record of each shareholder's ownership of shares of a Fund.

         Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (a) the distribution and service fees relating to Service Class shares will be borne exclusively by that class; and (b) each of the Service Class shares and the Investment Class shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on whether Service Class shares or Investment Class shares are purchased. In the event of liquidation, shareholders of each class of each Fund are entitled to share pro rata in the net assets of the class of the Fund available for distribution to these shareholders. Shares entitle their holders to one vote per share, are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable.

         Unless otherwise required by the 1940 Act or the Declaration of Trust, the Trust has no intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust.

         Shareholder Liability. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The

Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration expressly provides that the Trust has been organized under the DBTA and that the Declaration is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case the Trust's shareholders could possibly be subject to personal liability.

         To guard against this risk, the Declaration: (a) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees,
(b) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any Fund, and (c) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (a) a court refuses to apply Delaware law; (b) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (c) the Trust itself would be unable to meet its obligations. In the light of DBTA, the nature of the Trust's business, and the nature of its assets, the risk of personal liability to a shareholder is remote.

         Limitation of Trustee and Officer Liability. The Declaration further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Limitation of Interseries Liability. All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents or shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

         Voting. When issued, shares of a Fund will be fully paid and non-assessable. Shares are freely transferable and have no preemptive, subscription or conversion rights. Each of the Service Class and the Investment Class represents an identical interest in a Fund's investment portfolio. As a result, each Class has the same rights, privileges and preferences, except with respect to: (i) the designation of each Class; (ii) the sales arrangement; (iii) certain expenses allocable exclusively to each Class; and (iv) voting rights on matters exclusively affecting a single Class. The Board does not anticipate that there will be any conflicts among the interests of the holders of the two Classes. The Trustees, on an ongoing basis, will consider whether any conflict exists and, if so, take appropriate action. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the Trust's Board of Trustees deems the change necessary by the Board.

         When matters are submitted for shareholder vote, each shareholder of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. In general, shares of all Funds vote as a single class on all matters except (1) a matter affecting the interests of one or more of the Funds or Classes of a Fund, in which case only shares of the affected Funds or Classes would be entitled to vote, or (2) when the 1940 Act requires the vote of an individual Fund. Normally, no meetings of shareholders of the Funds will be held for the purpose of electing Trustees of the Trust unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders of the Trust, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Trustee at the written request of holders of 10% of the Trust's outstanding shares.

         Counsel. Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004-2415 serves as counsel for the Trust.

         Independent Accountants. PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as independent accountants of the Trust.

                              FINANCIAL STATEMENTS

         The Annual Report dated September 30, 1998, which either accompanies this SAI or has previously been provided to the person to whom this SAI is being sent, is incorporated herein by reference with respect to all information other than the information set forth in the Letter to Shareholders included in the Annual Report.

         The Funds that are included in the Annual Report dated September 30, 1998 are the U.S. Equity Fund, the S&P 500 Index Fund, the Mid-Cap Growth Fund, the International Equity Fund, the Emerging Markets Fund, the Income Fund and the Money Market Fund. The Small- Cap Growth Equity Fund and High Yield Fund have not yet commenced operations and have no assets as of the date of this SAI. The remaining Funds did not have an operating history as of the date of the annual report.

         The Trust will furnish, without charge, a copy of the Financial Reports, upon request to the Trust at P.O. Box 120065, Stamford, CT 06912-0065,
(800) 242-0134.

                                    APPENDIX
                             DESCRIPTION OF RATINGS

Commercial Paper Ratings

         The rating A-1+ is the highest, and A-1 the second highest commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strength combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics that would warrant a senior bond rating of AA or higher) or the direct credit support of an issuer or guarantor that possesses above average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 must have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated A or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. Capacity for timely payment on issues rated A-2 is satisfactory. However, the relative degree of safety is not as high as issues designated "A-1."

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks that may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance; (d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of parent company and the relationships that exist with the issue; and (h) recognition by the management of obligations that may be present or may arise as a result of public interest questions and preparations to meet the obligations.

         Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Short-term obligations, including commercial paper, rated A-1+ by ICA Limited or its affiliate ICA Inc. are obligations supported by the highest capacity for timely repayment. Obligations rated A-1 have a very strong capacity for timely repayment. Obligations rated A-2 have a strong capacity for timely repayment, although that capacity may be susceptible to adverse changes in business, economic and financial conditions.

         Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance of timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance of timely payment although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

         Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment; liquidity factors and company fundamentals are sound.

         Thomson BankWatch Inc. employs the rating TAW-1 to indicate issues having a very high degree of likelihood of timely payment. TAW-2 indicates a strong degree of safety regarding timely payment, however, the relative degree of safety is not as high as for issues rated TAW-1. While the rating TAW-3 indicates issues that are more susceptible to adverse developments than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate. The lowest rating category is TAW-4; this rating is regarded as non-investment grade and, therefore, speculative.

         Various NRSROs utilize rankings within ratings categories indicated by a plus or minus sign. The Funds, in accordance with industry practice, recognize such ratings within categories or gradations, viewing for example S&P's ratings of A-1+ and A-1 as being in S&P's highest rating category.

Description of S&P Corporate Bond Ratings

         AAA -- This is the highest rating assigned by S&P to a bond and indicates an extremely strong capacity to pay interest and repay principal.

         AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from AAA issues only in small degree.

         A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB -- Bonds rated BBB have an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

         BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         To provide more detailed indications of credit quality, the ratings from AA to B may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

Description of Moody's Corporate Bond Ratings

         Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds that are rated A possess favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds that are rated Baa are considered as medium-grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa through B, The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

Description of S&P Municipal Bond Ratings

         AAA -- Prime -- These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

         General Obligation Bonds -- In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

         Revenue Bonds -- Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, debt service reserve requirements) are rigorous. There is evidence of superior management.

         AA -- High Grade -- The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

         A -- Good Grade -- Principal and interest payments on bonds in this category are regarded as safe although the bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. This rating describes the third strongest capacity for payment of debt service. The ratings differ from the two higher ratings of municipal bonds, because:

         General Obligations Bonds -- There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

         Revenue Bonds -- Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

         BBB -- Medium Grade -- Of the investment grade ratings, this is the lowest. Bonds in this group are regarded as having an adequate capacity to pay interest and repay principal. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category (even though they normally exhibit adequate protection parameters) than for bonds in higher rated categories.

         General Obligation Bonds -- Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas, the former shows only one deficiency among the factors considered.

         Revenue Bonds -- Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

         BB, B, CCC and CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB includes the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, these characteristics are outweighed by large uncertainties or major risk exposures to adverse conditions.

         C -- The rating C is reserved for income bonds on which no interest is being paid.

         D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

Description of S&P Municipal Note Ratings

         Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest.

Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Description of Moody's Municipal Bond Ratings

         Aaa -- Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa -- Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

         A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         Baa -- Bonds that are rated Baa are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

         B -- Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa -- Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic ratings category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ratings category.

Description of Moody's Municipal Note Ratings

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1/VMIG 1 are the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2/VMIG 2 are of high quality, with margins of protection ample, although not as large as the preceding group. Loans bearing the designation MIG 3/VMIG3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the higher grades. Market access for refinancing, in particular, is likely to be less well established. Loans bearing the designation MIG 4/VMIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                                     PART C

                                OTHER INFORMATION

Item 23.          Exhibits


Exhibit No.       Description of Exhibit
-----------       ----------------------

(a)(1)            Certificate of Trust is incorporated herein by reference to
                  Exhibit 1(a) to GE Institutional Funds' ("Registrant") Form N-1A registration statement (File Nos. 333-29337; 811-08257) (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") on June 16, 1997.

(a)(2) Amended and Restated Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to post-effective amendment number two to the Registration Statement filed with the Commission on July 24, 1998.

(b)               Inapplicable.

(c)               Inapplicable.

(d)(1) Investment Advisory and Administration Agreement between Registrant, on behalf of the Emerging Markets Fund, and GE Investment Management Incorporated ("GEIM"), is incorporated herein by reference to Exhibit 5(a) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(2) Investment Advisory and Administration Agreement between Registrant, on behalf of the Premier Growth Equity Fund, and GEIM, is incorporated herein by reference to Exhibit 5(b) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(3) Investment Advisory and Administration Agreement between Registrant, on behalf of the Mid-Cap Growth Fund, and GEIM, is incorporated herein by reference to Exhibit 5(c) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(4) Investment Advisory and Administration Agreement between Registrant, on behalf of the International Equity Fund, and GEIM, is incorporated herein by reference to Exhibit 5(d) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(5) Investment Advisory and Administration Agreement between Registrant, on behalf of the Value Equity Fund, and GEIM, is incorporated herein by reference to Exhibit 5(e) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(6) Investment Advisory and Administration Agreement between Registrant, on behalf of the U.S. Equity Fund, and GEIM, is incorporated herein by reference to Exhibit 5(f) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(7) Investment Advisory and Administration Agreement between Registrant, on behalf of the S&P 500 Index Fund, and GEIM, is incorporated herein by reference to Exhibit 5(g) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(8) Investment Advisory and Administration Agreement between Registrant, on behalf of the Strategic Investment Fund, and GEIM, is incorporated herein by reference to Exhibit 5(h) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(9) Investment Advisory and Administration Agreement between Registrant, on behalf of the Income Fund, and GEIM, is incorporated herein by reference to Exhibit 5(i) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(10) Investment Advisory and Administration Agreement between Registrant, on behalf of the Money Market Fund, and GEIM, is incorporated herein by reference to Exhibit 5(j) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(11) Investment Advisory and Administration Agreement between Registrant, on behalf of the Small-Cap Growth Equity Fund, and GEIM, is incorporated herein by reference to Exhibit 5(k) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998.

(d)(12) Investment Advisory and Administration Agreement between Registrant, on behalf of the Small-Cap Value Equity Fund, and GEIM, is incorporated herein by reference to Exhibit 5(l) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998.

(d)(13) Amended and Restated Investment Advisory and Administration Agreement between Registrant, on behalf of the Mid-Cap Value Equity Fund, and GEIM, is incorporated herein by reference to Exhibit (d)(13) to post-effective amendment number four to the Registration Statement, filed with the Commission on January 27, 1999.

(d)(14) Investment Advisory and Administration Agreement between Registrant, on behalf of the High Yield Fund, and GEIM, is incorporated herein by reference to Exhibit 5(n) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998.

(d)(15) Investment Advisory and Administration Agreement between Registrant, on behalf of the Europe Fund, and GEIM, is incorporated herein by reference to Exhibit (d)(15) to post-effective amendment number four to the Registration Statement, filed with the Commission on January 27, 1999.

(d)(16) Sub-Advisory Agreement between GEIM and State Street Bank and Trust Company ("State Street"), through State Street Global Advisors, Inc., is incorporated herein by reference to Exhibit 5(k) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(d)(17) Sub-Advisory Agreement between GEIM and Palisade Capital Management, L.L.C. is incorporated herein by reference to
                  Exhibit 5(p) to post-effective amendment number two to the Registration Statement, filed with the Commission on July 24, 1998.

(d)(18) Sub-Advisory Agreement between GEIM and NWQ Investment Management Company is incorporated herein by reference to Exhibit (d)(18) to post-effective amendment number four to the Registration Statement, filed with the Commission on January 27, 1999. .

(e)(1) Distribution Agreement between Registrant and GE Investment Services Inc. is incorporated herein by reference to Exhibit 6(a) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(e)(2) Shareholder Servicing and Distribution Agreement between Registrant and GEIM is incorporated herein by reference to
                  Exhibit 6(b) to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(f)               Inapplicable.

(g) Custodian Contract is incorporated herein by reference to the Form N-1A registration statement of GE Investments Funds, Inc. (File Nos. 2-91369; 811-4041), filed with the Commission on October 24, 1997.

(h) Transfer Agency and Service Agreement between Registrant and State Street is incorporated herein by reference to Exhibit 9 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(i)               Consent of Sutherland Asbill & Brennan LLP is filed herewith.

(j)               Consent of PricewaterhouseCoopers LLP is filed herewith.

(k)               Inapplicable.

(l) Purchase Agreement between Registrant and General Electric Capital Assurance Company is incorporated herein by reference to Exhibit 13 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(m) Shareholder Servicing and Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") is incorporated herein by reference to Exhibit 15 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(n) Financial Data Schedules are incorporated herein by reference to Exhibit (n) to post-effective amendment number four to the Registration Statement, filed with the Commission on January 27, 1999.

(o) Multiple Class Plan for Registrant adopted pursuant to Rule 18f-3 under the 1940 Act is incorporated herein by reference to Exhibit 18 to pre-effective amendment number two to the Registration Statement, filed with the Commission on November 7, 1997.

(p)               Power of Attorney is filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

         The list required by this Item 24 of persons controlled by or under common control with Registrant, which includes the subsidiaries of General Electric Company ("GE"), is incorporated herein by reference to Exhibit 21, "Subsidiaries of Registrant," of the Form 10-K filed by GE pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (SEC File No. 1-35) for the fiscal year ended December 31, 1997 (the "Form 10-K"). Additional information about persons controlled by or under common control with Registrant is incorporated herein by reference to pages 10-12 of the Form 10-K, beginning under the caption "GECs Segments."

Item 25. Indemnification

         As a Delaware business trust, the operations of Registrant are governed by its Amended and Restated Declaration of Trust dated June 2, 1998 (the "Declaration of Trust"). Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the DBTA) provides that a shareholder of a trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit Delaware corporations. Registrant's Declaration of Trust expressly provides that it has been organized under the DBTA and that the Declaration of Trust is to be governed by Delaware law. It nevertheless is possible that a Delaware business trust, such as Registrant, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case Registrant's shareholders could be subject to personal liability.

         To protect Registrant's shareholders against the risk of personal liability, the Declaration of Trust: (i) contains an express disclaimer of shareholder liability for acts or obligations of Registrant and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by Registrant or its Trustees; (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of Registrant or any series of Registrant; and (iii) provides that Registrant shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Registrant and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Delaware law; (ii) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (iii) Registrant itself would be unable to meet its obligations. In the light of Delaware law, the nature of Registrant's business and the nature of its assets, the risk of personal liability to a shareholder is remote.

         The Declaration of Trust further provides that Registrant shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of Registrant. The Declaration of Trust does not authorize Registrant to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification may be against public policy as expressed in the Act and may be, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         Reference is made to "About the Investment Adviser" in the Prospectus forming Part A, and "Management of the Trust" in the Statement of Additional Information forming Part B, of this Registration Statement.

         The list required by this Item 26 of officers and directors of GEIM, the Funds' investment adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of the Form ADV filed by GEIM pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act") (SEC File No. 801-31947).

         The list required by this Item 26 of officers and directors of State Street Global Advisors ("SSGA"), the investment sub-adviser to the S&P 500 Index Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of the Form ADV filed by SSGA pursuant to the Advisers Act (SEC File No. 801-49368).

         The list required by this Item 26 of officers and directors of Palisade Capital Management, L.L.C. ("Palisade"), the investment sub-adviser to the Small-Cap Value Equity Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of the Form ADV filed by Palisade pursuant to the Advisers Act (SEC File No. 801-48401).

         The list required by this Item 26 of officers and directors of NWQ Investment Management Company ("NWQ"), the Mid-Cap Value Fund's sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years, is incorporated by reference to Schedules A and D of the Form ADV filed by NWQ pursuant to the Advisers Act (SEC File No. 801-42159).

Item 27. Principal Underwriters

         (a) GE Investment Distributors, Inc. ("GEID") also serves as distributor for the investment portfolios of GE Institutional Funds, GE Funds, GE Investments Funds, Inc. and GE LifeStyle Funds and for Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Global Fund, Elfun Money Market Fund, Elfun Trusts and Elfun Diversified Fund.

         (b) The information required by this Item 27 with respect to each director and officer of GEID is incorporated herein by reference to Schedule A of Form BD filed by GEID pursuant to the Securities Exchange Act of 1934, as amended (SEC File No. 8-45710).

         (c) Inapplicable.

Item 28. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the 1940 Act, and the rules thereunder, are maintained at the offices of Registrant located at 3003 Summer Street, Stamford, Connecticut 06905; 777 Long Ridge Road, Stamford, Connecticut 06927; State Street, Registrant's custodian and transfer agent, located at 225 Franklin Street, Boston, Massachusetts 02101; and National Financial Data Services Inc., an indirect subsidiary of State Street, located at P.O. Box 419631, Kansas, MO 64141-6631.

Item 29. Management Services

         Inapplicable.

Item 30. Undertakings

         Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut on this 16th day of March, 1999.


                                       By:  /s/ Michael J. Cosgrove
                                            -----------------------------------
                                            Michael J. Cosgrove
                                            President and Chairman of the Board

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                         Date
---------                                   -----                         ----

/s/ Michael J. Cosgrove             Trustee, President and              3/16/99
-------------------------           Chairman of the Board
    Michael J. Cosgrove             (Chief Executive Officer)


/s/ John R. Costantino              Trustee                             3/16/99
------------------------
    John R. Costantino*


/s/ Alan M. Lewis                   Trustee                             3/16/99
------------------------
    Alan M. Lewis


/s/ William J. Lucas                Trustee                             3/16/99
------------------------
    William J. Lucas*


/s/ Robert P. Quinn                 Trustee                             3/16/99
------------------------
    Robert P. Quinn*


/s/ Jeffrey A. Groh                 Treasurer                           3/16/99
------------------------            (Chief Financial and
    Jeffrey A. Groh                 Accounting Officer)


* Signature affixed by Matthew J. Simpson pursuant to a power of attorney dated December 9, 1998 and filed herewith.


/s/ Matthew J. Simpson
------------------------
Matthew J. Simpson

EXHIBIT INDEX


EX-99.(i)                Consent of Sutherland Asbill & Brennan LLP

EX-99.(j)                Consent of PricewaterhouseCoopers LLP

EX-99.(p)                Power of Attorney